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Exhibit 99.2 Credit Agreement

                                CREDIT AGREEMENT

                            DATED AS OF MARCH 7, 2003

                                      AMONG

                             MATRIX SERVICE COMPANY,

                                  THE LENDERS,

                             BANK ONE, OKLAHOMA, NA,
                                    AS AGENT,

                          WELLS FARGO BANK TEXAS, N.A.,
                                   AS CO-AGENT

                                       AND

                         BANC ONE CAPITAL MARKETS, INC.
                      AS LEAD ARRANGER AND SOLE BOOK RUNNER

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                                TABLE OF CONTENTS

ARTICLE I.      DEFINITIONS....................................................1

ARTICLE II.     THE CREDITS...................................................20

   2.1.         Commitment....................................................20

                2.1.1   Revolving Credit Commitment...........................20

                2.1.2   Term Loan Facility....................................21

                2.1.3   Swing Line Facility...................................21

   2.2.         Required Payments; Termination................................21

   2.3.         Ratable Loans.................................................21

   2.4.         Types of Advances.............................................21

   2.5.         Commitment Fee; Reductions in Aggregate Commitment............21

   2.6.         Minimum Amount of Each Advance................................22

   2.7.         Prepayments...................................................22

                2.7.1   Optional Prepayments..................................22

                2.7.2   Mandatory Prepayments.................................22

                2.7.3   Application of Mandatory Prepayments..................23

   2.8.         Method of Selecting Types and Interest Periods for
                   New Advances...............................................23

   2.9.         Conversion and Continuation of Outstanding Advances...........23

   2.10.        Changes in Interest Rate, etc.................................24

   2.11.        Rates Applicable After Default................................24

   2.12.        Method of Payment.............................................25

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   2.13.        Noteless Agreement; Evidence of Indebtedness..................25

   2.14.        Telephonic Notices............................................26

   2.15.        Interest Payment Dates; Interest and Fee Basis................26

   2.16.        Notification of Advances, Interest Rates, Prepayments and
                   Commitment Reductions......................................26

   2.17.        Lending Installations.........................................27

   2.18.        Non-Receipt of Funds by the Agent.............................27

   2.19.        Facility LCs..................................................27

                2.19.1  Issuance..............................................27

                2.19.2  Participations........................................27

                2.19.3  Notice................................................28

                2.19.4  LC Fees...............................................28

                2.19.5  Administration; Reimbursement by Lenders..............28

                2.19.6  Reimbursement by Borrower.............................29

                2.19.7  Obligations Absolute..................................29

                2.19.8  Actions of LC Issuer..................................30

                2.19.9  Indemnification.......................................30

                2.19.10 Lender's Indemnification..............................31

                2.19.11 Facility LC Collateral Account........................31

                2.19.12 Rights as a Lender....................................31

   2.20.        Swing Line Loans..............................................31

                2.20.1  Amount of Swing Line Loans............................31

                2.20.2  Borrowing Notice......................................32

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                2.20.3  Making of Swing Line Loans............................32

                2.20.4  Repayment of Swing Line Loans.........................32

   2.21.        Extension of Facility Termination Date........................33

   2.22.        Replacement of Lender.........................................33

   2.23.        Limitation of Interest........................................34

ARTICLE III.    YIELD PROTECTION; TAXES.......................................35

   3.1.         Yield Protection..............................................35

   3.2.         Changes in Capital Adequacy Regulations.......................36

   3.3.         Availability of Types of Advances.............................36

   3.4.         Funding Indemnification.......................................36

   3.5.         Taxes.........................................................37

   3.6.         Lender Statements; Survival of Indemnity......................38

ARTICLE IV.     CONDITIONS PRECEDENT..........................................39

   4.1.         Initial Advance...............................................39

   4.2.         Each Credit Extension.........................................41

ARTICLE V.      REPRESENTATIONS AND WARRANTIES................................41

   5.1.         Existence and Standing........................................42

   5.2.         Authorization and Validity....................................42

   5.3.         No Conflict; Government Consent...............................42

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   5.4.         Financial Statements..........................................42

   5.5.         Material Adverse Change.......................................43

   5.6.         Taxes.........................................................43

   5.7.         Litigation and Contingent Obligations.........................43

   5.8.         Subsidiaries..................................................43

   5.9.         ERISA.........................................................43

   5.10.        Accuracy of Information.......................................43

   5.11.        Regulation U..................................................44

   5.12.        Material Agreements...........................................44

   5.13.        Compliance With Laws..........................................44

   5.14.        Ownership of Properties.......................................44

   5.15.        Plan Assets; Prohibited Transactions..........................44

   5.16.        Environmental Matters.........................................44

   5.17.        Investment Company Act........................................45

   5.18.        Public Utility Holding Company Act............................45

   5.19.        Subordinated Indebtedness.....................................45

   5.20.        Post-Retirement Benefits......................................45

   5.21.        Insurance.....................................................45

   5.22.        Solvency......................................................45

   5.23.        Payment and Performance Bonds.................................46

   5.24.        Acquisition...................................................46

ARTICLE VI.     COVENANTS.....................................................46

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   6.1.         Financial and Other Reporting.................................46

   6.2.         Use of Proceeds...............................................48

   6.3.         Notice of Default.............................................48

   6.4.         Conduct of Business...........................................48

   6.5.         Taxes.........................................................48

   6.6.         Insurance.....................................................48

   6.7.         Compliance with Laws..........................................48

   6.8.         Maintenance of Properties.....................................48

   6.9.         Inspection....................................................49

   6.10.        Dividends.....................................................49

   6.11.        Indebtedness..................................................49

   6.12.        Merger........................................................49

   6.13.        Sale of Assets................................................49

   6.14.        Investments and Acquisitions..................................50

   6.15.        Liens.........................................................50

   6.16.        Capital Expenditures..........................................51

   6.17.        Rentals.......................................................51

   6.18.        Affiliates....................................................51

   6.19.        Amendments to Agreements......................................51

   6.20.        Subordinated Indebtedness.................................... 51

   6.21.        Operating Leases............................................. 51

   6.22.        Sale of Accounts..............................................52

   6.23.        Sale and Leaseback Transactions and other Off-Balance
                   Sheet Liabilities..........................................52

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   6.24.        Contingent Obligations........................................52

   6.25.        Letters of Credit.............................................52

   6.26.        Financial Contracts...........................................52

   6.27.        Financial Covenants...........................................52

                6.27.1. Fixed Charge Coverage Ratio...........................52

                6.27.2. Leverage Ratio........................................52

                6.27.3. Minimum Net Worth.....................................53

ARTICLE VII.    DEFAULTS......................................................53

ARTICLE VIII.   ACCELERATION, WAIVERS, AMENDMENTS  AND REMEDIES...............56

   8.1.         Acceleration..................................................56

   8.2.         Amendments....................................................57

   8.3.         Preservation of Rights........................................58

ARTICLE IX.     GENERAL PROVISIONS............................................58

   9.1.         Survival of Representations...................................58

   9.2.         Governmental Regulation.......................................58

   9.3.         Headings......................................................59

   9.4.         Entire Agreement..............................................59

   9.5.         Several Obligations; Benefits of this Agreement...............59

   9.6.         Expenses; Indemnification.....................................59

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   9.7.         Numbers of Documents..........................................60

   9.8.         Accounting....................................................60

   9.9.         Severability of Provisions....................................60

   9.10.        Nonliability of Lenders.......................................60

   9.11.        Confidentiality...............................................61

   9.12.        Nonreliance...................................................61

   9.13.        Disclosure....................................................61

ARTICLE X.      THE AGENT.....................................................61

   10.1.        Appointment; Nature of Relationship...........................61

   10.2.        Powers........................................................62

   10.3.        General Immunity..............................................62

   10.4.        No Responsibility for Loans, Recitals, etc....................62

   10.5.        Action on Instructions of Lenders.............................62

   10.6.        Employment of Agents and Counsel..............................63

   10.7.        Reliance on Documents; Counsel................................63

   10.8.        Agent's Reimbursement and Indemnification.....................63

   10.9.        Notice of Default.............................................63

   10.10.       Rights as a Lender............................................64

   10.11.       Lender Credit Decision........................................64

   10.12.       Successor Agent...............................................64

   10.13.       Agent and Arranger Fees.......................................65

   10.14.       Delegation to Affiliates......................................65

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   10.15.       Execution of Collateral Documents.............................65

   10.16.       Collateral Releases...........................................65

ARTICLE XI.     SETOFF; RATABLE PAYMENTS......................................65

   11.1.        Setoff........................................................65

   11.2.        Ratable Payments..............................................65

ARTICLE XII.    BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.............66

   12.1.        Successors and Assigns........................................66

   12.2.        Participations................................................66

                12.2.1. Permitted Participants; Effect........................66

                12.2.2. Voting Rights.........................................67

                12.2.3. Benefit of Certain Provisions.........................67

   12.3.        Assignments...................................................67

                12.3.1. Permitted Assignments.................................67

                12.3.2. Effect; Effective Date................................68

                12.3.3. Register..............................................68

   12.4.        Dissemination of Information..................................69

   12.5.        Tax Treatment.................................................69

ARTICLE XIII.   NOTICES.......................................................69

   13.1.        Notices.......................................................69

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   13.2.        Change of Address.............................................69

ARTICLE XIV.    COUNTERPARTS..................................................69

ARTICLE XV.     CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..70

   15.1.        CHOICE OF LAW.................................................70

   15.2.        CONSENT TO JURISDICTION.......................................70

   15.3.        WAIVER OF JURY TRIAL..........................................70

PRICING SCHEDULE (Section 2.10; Section 2.19.4; Article I)....................77

EXHIBIT A.      FORM OF OPINION (Section 4.1(v))..............................78

EXHIBIT B.      COMPLIANCE CERTIFICATE (Section 4.2; Section 6.1(iii))........81

EXHIBIT C.      ASSIGNMENT AND ASSUMPTION AGREEMENT (Section 2.22;
                   Section 12.3.1; Section 12.3.2)............................86

EXHIBIT D.      LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION
                   (Section 4.1(vii)).........................................93

EXHIBIT E-1.    REVOLVING NOTE (Section 2.13(iv)).............................94

EXHIBIT E-2.    TERM NOTE (Section 2.13(iv))..................................96

EXHIBIT E-3.    SWING LINE NOTE (Section 2.13(iv))............................98

EXHIBIT F.      SUBSIDIARY GUARANTY (Article I)).............................100

EXHIBIT G.      PLEDGE AND SECURITY AGREEMENT (Article I)....................124

EXHIBIT H.      BORROWING BASE CERTIFICATE (Article I).......................174

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EXHIBIT I.      UCC-1 FINANCING STATEMENT (Article I)........................176

EXHIBIT J.      MORTGAGED PROPERTIES SECURITY INSTRUMENTS
                   (Article I)...............................................177

SCHEDULE 1.     HAKE GROUP (Article I).......................................178

SCHEDULE 2.     MORTGAGED PROPERTIES
                   (Section 5.14; Section 6.15(v); ArticleI).................179

SCHEDULE 3.     TITLE INSURANCE AMOUNT (Article I)...........................188

SCHEDULE 4.     UCC LIEN SEARCH (Article I)..................................190

SCHEDULE 5.     VEHICLES (Article I).........................................191

SCHEDULE 6.     VEHICLE TITLES (Article I)...................................192

SCHEDULE 7.     EXISTENCE AND STANDING (Section 5.1).........................193

SCHEDULE 8.     DISSOLVING SUBSIDIARIES (Section 5.1)........................194

SCHEDULE 9.     LITIGATION (Section 5.7; Section 7.16).......................195

SCHEDULE 10.    SUBSIDIARIES (Section 5.8; Section 6.14(ii)).................198

SCHEDULE 11.    ENVIRONMENTAL DISCLOSURES (Section 5.16).....................199

SCHEDULE 12.    PAYMENT AND PERFORMANCE BONDS (Section 5.23).................200

SCHEDULE 13.    INDEBTEDNESS (Section 6.11(ii)...............................201

SCHEDULE 14.    HAKE GROUP CONSOLIDATED EBITDA CALCULATIONS  (Article I).....202

SCHEDULE 15.    SALE PROPERTIES (Section 6.13(ii))...........................203

SCHEDULE 16.    OPERATING LEASES (Section 6.21)..............................204

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                                CREDIT AGREEMENT

     This Agreement, dated as of March 7, 2003, is among MATRIX SERVICE COMPANY, the Lenders (as defined herein) and BANK ONE, OKLAHOMA, NA, a national banking association having its principal office in Oklahoma, as LC Issuer and as Agent. The parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement:

     "Account" shall have the meaning given in the Security Agreement.

     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Advance" means a borrowing hereunder, (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns twenty-five percent (25%) or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agent" means Bank One, Oklahoma, NA in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

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     "Aggregate Commitment" means the aggregate of the Revolving Credit
Commitments and the Term Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof.

     "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders.

     "Agreement" means this Credit Agreement, as it may be amended or modified and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

     "Alternate Base Rate" or "ABR" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Commitment Fees are accruing on the unused portion of the Aggregate Commitment at such time as set forth in the Pricing Schedule.

     "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

     "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     "Arranger" means Banc One Capital Markets, Inc., and its successors, in its capacity as Lead Arranger and Sole Book Runner.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means, as to Borrower or any Subsidiary, (i) the President or any Vice President, or (ii) any other officer, manager or general partner designated as an authorized officer of such party in a certificate delivered pursuant to Section 4.1, or (iii) who is otherwise designated as such in a written certificate delivered to Agent.

     "Available Aggregate Commitment" means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

     "Borrower" means Matrix Service Company, a Delaware corporation, and its successors and assigns.

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     "Borrowing Base" means eighty percent (80%) of Consolidated Eligible
Accounts Receivable.

     "Borrowing Base Certificate" means a certificate in form and content as set forth on Exhibit "H" hereto, executed by each Grantor to a Security Agreement dated as of the applicable Borrowing Base Determination Date.

     "Borrowing Base Determination Date" means the last day of each calendar month.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Borrowing Notice" is defined in Section 2.8.

     "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Oklahoma and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Oklahoma for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

     "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles excluding (i) the cost of assets acquired with Capitalized Lease Obligations,
(ii) expenditures of insurance proceeds to rebuild or replace any asset after a casualty loss and (iii) leasehold improvement expenditures for which the Borrower or a Subsidiary is reimbursed promptly by the lessor.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or

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interest alone) and is not subject to any contingency regarding the payment of principal or interest.

     "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of the Borrower.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Collateral Documents" means, collectively, the Security Agreements, Mortgaged Properties Security Instruments and the Guaranty Agreements.

     "Collateral Shortfall Amount" is defined in Section 8.1.

     "Commitment" means, for each Lender, the obligation of such Lender to make Term Loans and Revolving Loans to, and participate in Swing Line Loans and Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth opposite its signature below, as it may be modified as a result of any assignment that has become effective pursuant to
Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

     "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

     "Consolidated Eligible Accounts Receivable" means as to the Borrower and each Subsidiary a party to a Security Agreement ("Grantor"), without duplication an Account owing by an account debtor ("Account Debtor") to the Grantor which meets the following requirements at the time it comes into existence and continues to meet the same until it is collected in full:

     (i) it is genuine and in all respects what it purports to be;

     (ii) it is created in the ordinary course of the Grantor's business and arises from: (a) (i) the bona fide performance of services by the Grantor and such services have been fully performed, acknowledged and accepted by the Account Debtor or (ii) if not fully performed, other Accounts identified on the Borrower's balance sheet, reduced to the extent billings in excess of costs and estimated earnings under uncompleted contracts approved and accepted by the Account Debtor exceeds costs and estimated earnings under uncompleted contracts;
(b) the bona fide sale or lease of goods by the Grantor, and such goods have been completed in accordance with Account Debtor's specifications (if any) and delivered to and accepted by the Account Debtor, and the Grantor has possession of, or has delivered to the Agent at the Agent's request, shipping and delivery receipts evidencing such shipment, and, in the case of clauses (a) and (b) of this clause (ii), no part of such Account which represents interest or incidental service charges shall be considered an Eligible Account;

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     (iii) if the Account arises because of the sale of goods, such goods have been shipped or delivered on open account and on an absolute sale basis and not on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return agreement and no material part of such goods has been returned, repossessed, rejected, lost or damaged, provided that such goods may have been shipped on a C.O.D. basis (except to the extent that the Agent objects to the Account Debtor in question);

     (iv) it is not evidenced by chattel paper or an instrument of any kind;

     (v) it is evidenced by an invoice rendered to the Account Debtor thereunder which invoice is in form reasonably acceptable to the Agent and was sent to the Account Debtor concurrently with or not more than ten (10) days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or performance of the services giving rise thereto, and such Account is due and payable no later than sixty (60) days after the date of the invoice and is not more than ninety (90) days past the date of the invoice;

     (vi) not more than ten percent (10%) of the balance of all Accounts owing from the Account Debtor obligated on such Account has remained unpaid for more than ninety (90) days after the date of the relevant invoice (at all times when this condition is not met, all Accounts upon which such Account Debtor is obligated shall be ineligible Accounts);

     (vii) it is owned by the Grantor, the Grantor has the right to subject it to a security interest in favor of Agent for the ratable benefit of the Lenders, and it is subject to a first priority perfected security interest in favor of the Agent for the ratable benefit of the Lenders, and to no other claims, Liens, security interests or encumbrances whatsoever;

     (viii) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder, and is not subject to setoff, counterclaim, credit, allowance or adjustment by the Account Debtor thereunder, or to any claim by such Account Debtor denying liability thereunder in whole or in part, and such Account Debtor has not refused to accept and/or has not returned or offered to return any of the goods or services which are the subject of such Account;

     (ix) the Account Debtor obligated on such Account is not insolvent or the subject of any bankruptcy or insolvency proceeding of any kind, neither the Agent nor the Required Lenders are dissatisfied with the creditworthiness of such Account Debtor, and, to the knowledge of the Grantor, there are no actions or proceedings which are then threatened or pending against the Account Debtor which might result in any material adverse change in its financial condition or in its ability to pay any Account in full;

     (x) it does not arise out of a contract or order which, by its terms, forbids or effectively makes void or unenforceable the assignment by the Grantor to the Agent of the Account arising with respect thereto;

     (xi) the Account Debtor is not a director, officer, employee, agent, Subsidiary or Affiliate of the Grantor or any Subsidiary of the Grantor;

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     (xii) the Account Debtor is a resident or citizen of and is located within the United States of America or Canada (unless the Required Lenders, in their sole discretion, include such Account and the Agent shall have first received, at its option, a written opinion in form and substance, and from counsel for the Borrower, satisfactory to the Required Lenders reflecting that all necessary steps have been taken to render the Agent's lien on such Account properly perfected and of first priority);

     (xiii) The Account may not be due and owing to a Grantor which is located outside of the United States or which is incorporated or organized under the laws of a jurisdiction other than a state of the United States, other than Account Debtors located in Canada to the extent of (i) $400,000 per Account and
(ii) $1,000,000 per all Accounts of all such Account Debtors (unless the Required Lenders determine, in their sole discretion, to include such Account or the Required Lenders to their reasonable satisfaction shall have determined that all necessary steps have been taken to render the Agent's lien on such Account properly perfected and of first priority);

     (xiv) it is not an Account with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the Grantor assigns its right to payment of such Account to the Agent pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended;

     (xv) it is not an Account with respect to which the Account Debtor is any state, municipality or any department, agency or instrumentality thereof, unless the Grantor assigns its rights to payment of such Account to Agent pursuant to, and in full compliance with all applicable laws, rules and regulations relating thereto;

     (xvi) it is not an Account with respect to which the Account Debtor is located in a state which requires the Grantor, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state, or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) the Grantor has taken one of the actions described in clauses (A) or (B), (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by the Grantor at its election, or (z) the Grantor has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

     (xvii) it is an Account against which each Lender is legally permitted to make advances;

     (xviii) The Account shall not be eligible to the extent of (i) any retainage held by the Account Debtor, and (ii) the amount by which the total balance due from any Account Debtor (or group of related Account Debtors) on invoiced Accounts exceeds twenty-five percent (25%) of the aggregate balance due under all invoiced Accounts then outstanding; and

     (xix) Any amounts in the aggregate in excess of $10,000,000 derived from Accounts created under a bonded, in whole or in part, contract shall be excluded.

     An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account. Further, with respect to any Account, if the Agent at any time or times hereafter determines, in its sole and absolute discretion, that the prospect of payment or performance by the Account Debtor is or will be impaired, notwithstanding anything to the contrary contained above, such Account shall no longer be an Eligible Account and the Agent shall promptly thereafter notify the Borrower in writing of such classification.

     "Consolidated EBITDA" means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, amortization, other non-cash charges, (iv) losses on sale of fixed assets, and
(v) extraordinary losses incurred other than in the ordinary course of business, minus, to the extent included in Consolidated Net Income, (i) gains on sales of fixed assets, and (ii) extraordinary gains realized other than in the ordinary course of business, all calculated for the Borrower and its Subsidiaries on a consolidated basis for the then most recently ended four fiscal quarters. As to the Hake Group for the period through November 30, 2003, the EBITDA calculations shall be made in accordance with Schedule "14" attached hereto. In the future calculations of Consolidated EBITDA, the Lenders may, in their sole discretion, agree to consider historical EBITDA of acquired entities and may also, in their sole discretion, agree to consider methodologies and proposals from Borrower as to the calculation of historical EBITDA of acquired entities.

     "Consolidated Funded Indebtedness" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

     "Consolidated Indebtedness" means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

     "Consolidated Interest Expense" means the interest expense of Borrower and its Subsidiaries.

     "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

     "Consolidated Net Worth" means at any time the consolidated stockholders' equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

     "Consolidated Rentals" means, with reference to any period, the Rentals of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

     "Conversion/Continuation Notice" is defined in Section 2.9.

     "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

     "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

     "Default" means an event described in Article VII.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

     "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

     "Eurodollar Loan" means a Loan which, except as otherwise provided in
Section 2.11, bears interest at the applicable Eurodollar Rate.

     "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the Applicable Margin.

     "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (ii) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

     "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

     "Extension Request" is defined in Section 2.21.

     "Facility LC" is defined in Section 2.19.1.

     "Facility LC Application" is defined in Section 2.19.3.

     "Facility LC Collateral Account" is defined in Section 2.19.11.

     "Facility Termination Date" means March 31, 2006, or any later date as may be specified as the Facility Termination Date in accordance with Section 2.21 or any earlier date on which the Revolving Credit Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Tulsa time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Financial Contract" means (i) any exchange-traded or over-the-counter futures, forward, swap or option contact or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

     "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

     "Floating Rate Loan" means a Loan which, except as otherwise provided in
Section 2.11, bears interest at the Floating Rate.

     "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     "Guarantor" means each of the Subsidiaries.

     "Guaranty" means that certain Guaranty dated as of the date hereof executed by the Guarantor in favor of the Agent, for the ratable benefit of the Lenders, as it may be amended or modified and in effect from time to time, in form and content as set forth on Exhibit "F" hereto.

     "Hake Group" means those entities described on Schedule "1" hereto.

     "Hake Group Acquisition" means the acquisition of 100% of the outstanding common stock or equity interest of the Hake Group by Borrower or one of its Wholly-Owned Subsidiaries.

     "Hake Group Acquisition Documents" means the instruments, documents and agreements evidencing the Hake Group Acquisition, including without limitation the Equity Interest Purchase Agreement dated March 7, 2003.

     "Highest Lawful Rate" shall mean, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Oklahoma law permits the higher interest rate, stated as a rate per annum. On each day, if any, that the Oklahoma Finance Code, as amended establishes the Highest Lawful Rate, such rate shall be the "indicated (weekly) rate ceiling" for that day.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable or accrued liabilities arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, and (vii) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

     "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "LC Fee" is defined in Section 2.19.4.

     "LC Issuer" means Bank One, Oklahoma, NA (or any subsidiary or affiliate of Bank One, Oklahoma, NA designated by Bank One, Oklahoma, NA) in its capacity as issuer of Facility LCs hereunder.

     "LC Obligations" means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

     "LC Payment Date" is defined in Section 2.19.5.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term "Lenders" includes Bank One in its capacity as Swing Line Lender.

     "Lending Installation" means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.17.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person, or upon which such Person is an account party or for which such Person is in any way liable.

     "Leverage Ratio" means, as of any date of calculation, the ratio described in Section 6.27.2.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means a Term Loan, Revolving Loan or a Swing Line Loan.

     "Loan Documents" means this Agreement, the Facility LC Applications, any Notes issued pursuant to Section 2.13, the Collateral Documents, and the Guaranty

     "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, the LC Issuer or the Lenders thereunder.

     "Material Indebtedness" means Indebtedness in an outstanding principal amount of $1,000,000 or more in the aggregate (or the equivalent thereof in any currency other than U.S. dollars).

     "Material Indebtedness Agreement" means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

     "Modify" and "Modification" are defined in Section 2.19.1.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgaged Properties" means the properties described on Schedule "2" attached hereto.

     "Mortgaged Properties Documents" means as to each of the Mortgaged
Properties:

          (i) Appraisal. An appraisal prepared by a public appraiser acceptable to Agent.

          (ii) Environmental Audit. An audit performed by an inspecting entity or person reasonably acceptable to Borrower and Agent verifying that no hazardous wastes, toxic substances, asbestos insulation and/or UREA formaldehyde insulation (as those terms are defined by any Governmental Authority) has been or are presently stored, treated, disposed of or incorporated into, on or around the Mortgaged Property, and no underground tanks exist on the Mortgaged Property. Borrower shall pay all costs and expenses relating to the Environmental Audit. Any exceptions, conditions or disclaimers set forth in the Environmental Audit must be reasonably acceptable to Agent.

          (iii) Environmental Reports. Written information relating to environmental aspects of the Mortgaged Property and adjacent properties including, without limitation, soil tests, hazardous waste, toxic substances, asbestos insulation, UREA formaldehyde insulation, underground storage tanks, compliance with health and safety requirements (all applicable statutes and regulations), any pending or threatened action, proceeding or allegation of violations of environmental health or safety statutes, ordinances or regulations, and environmental audits.

          (iv) Insurance. Borrower will deliver to Agent, and maintain until the Loan is paid, original policies of insurance (or certificates acceptable to Agent), premiums prepaid, with insurance companies satisfactory to Agent, in such amounts and against such risks as shall be required by Agent including, but not limited to, the following:

               (a) All risk insurance, extended coverage insurance against loss or damage by fire, lightning, windstorm, hail, explosion, riot, vandalism, malicious mischief, riot attending a strike, civil commotion, aircraft, vehicles, smoke and other risks from time to time included under "extended coverage" policies, in an amount equal to 100% of the full replacement value of the improvements, which policy shall not include a co-insurance clause with a higher percentage than 80%, but shall include stipulated value endorsement showing compliance with any co-insurance clause included in the policy. Such insurance policy shall name Agent and any party designated by Agent as mortgagee and loss payee as it and their respective interests may appear;

               (b) Appropriate workmen's compensation or other insurance against liability arising from claims of workmen in respect of and during the period of any work on or about the Mortgaged Property and/or improvements;

               (c) Public liability and property damage insurance applicable to the improvements and Mortgaged Property in amounts approved from time to time by Agent, which insurance shall provide coverage to Agent as an additional insured; and

               (d) Flood and mudslide insurance in an amount equal to the lesser of: (i) the appraised value of the Mortgaged Property; or (ii) the maximum limit of coverage made available with respect to the Mortgaged Property under the Federal Flood Insurance Program; provided that such flood and mudslide insurance shall not be required if Borrower shall provide Lender with evidence satisfactory to Agent, in its sole discretion, that the Mortgaged Property is not situated within an area identified by the Secretary of Housing and Urban Development or any other Governmental Authority as an area having special flood or mudslide hazards, and that no flood insurance is required on the Mortgaged Property by any Governmental Authority.

          (v) Survey. An ALTA survey of the Mortgaged Property prepared by and certified to Agent by a licensed civil engineer or surveyor satisfactory to Agent, which survey shall: (a) include a legal description identical to the legal description identified in the Title Insurance Binder; (b) locate the perimeter of the Mortgaged Property; (c) locate any improvements (e.g., water, gas, electric and sewer lines, walks, alleys, drives); (d) locate and identify (by reference to book and page number and/or instrument of record) all easements, rights of way, setback lines and other matters affecting the Mortgaged Property and set forth in the Title Insurance Binder; and (e) showing other physical matters affecting the title and use of the Mortgaged Property required by the Agent and the title insurance company issuing the Title Insurance Binder and Title Insurance Policy.

          (vi) Title Insurance Binder. An original mortgagee's title guaranty binder or commitment in favor of Agent issued by a title insurer and agent satisfactory to Agent, committing to issue an ALTA mortgagee's title guaranty policy insuring the Mortgaged Properties Security Instrument to be a first and prior lien on the Mortgaged Property and improvements, containing only such exceptions which are acceptable to Agent, and subject to the following additional requirements: (a) the insured amount must equal the Title Insurance Amount; (b) the legal description must be identical with the description of the property identified in the Survey; (c) the legal description should show as separately insured parcels any off-premises private easements that benefit the Mortgaged Property; (d) list and identify by reference to volume and page number all easements, rights of way and other instruments or matters affecting title to the Mortgaged Property or any off-premises easements that benefit the Mortgaged Property; (e) legible copies of all instruments affecting title to the Mortgaged Property must be submitted with the Title Insurance Binder; and
     (f) the "standard" exceptions regarding (i) matters which a survey would disclose, (ii) liens, (iii) possessory interests, and (iv) all requirements must be deleted prior to closing.

          (vii) Title Insurance Policy. An original fully paid ALTA mortgage title insurance policy issued pursuant to the Title Insurance Binder in the Title Insurance Amount and insuring the Mortgaged Properties Security Instruments to be a first and prior lien on Borrower's fee simple ownership interests (or leasehold, as applicable) in the Mortgaged Property and improvements, with no exceptions from coverage as to mechanics' and materialmen's liens, matters shown by a current survey, rights of parties in possession, or such other exceptions as Lender shall approve.

     "Mortgaged Properties Security Instruments" means the mortgages or deeds of trust, as applicable, necessary to create a first and prior lien in favor of Agent with respect to the Mortgaged Properties, in form and content as set forth on Exhibit "J" attached hereto.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "Net Market-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination

(assuming the Rate Management Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

     "Newco" means HAKE ACQUISITION CORP., a Delaware corporation, a Wholly-Owned Subsidiary of Borrower established to acquire the Hake Group.

     "Non-U.S. Lender" is defined in Section 3.5(iv).

     "Note" is defined in Section 2.13.

     "Obligations" means, without duplication, all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all Rate Management Obligations, Net Market-to-Market Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent, the LC Issuer or any indemnified party arising under the Loan Documents.

     "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause
(iv) Operating Leases.

     "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "Operating Lease Obligations" means, as at any date of determination, the amount obtained by aggregating the present values, determined in the case of each particular Operating Lease by applying a discount rate (which discount rate shall equal the discount rate which would be applied under Agreement Accounting Principles if such Operating Lease were a Capitalized Lease) from the date on which each fixed lease payment is due under such Operating Lease to such date of determination, of all fixed lease payments due under all Operating Leases of the Borrower and its Subsidiaries.

     "Other Taxes" is defined in Section 3.5(ii).

     "Outstanding Credit Exposure" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share on an individual basis of the LC Obligations and the aggregate principal amount of Swing Line Loans at such time.

     "Participants" is defined in Section 12.2.1.

     "Payment Date" means the last day of each month.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "Pledged Shares" means the original stock-certificates, with executed stock powers attached thereto, evidencing all of the outstanding shares of capital stock of each of the Subsidiaries, which are pledged by Borrower to Agent pursuant to the Borrower's Security Agreement.

     "Pricing Schedule" means the Schedule attached hereto identified as such.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One, Oklahoma, NA or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     "Pro Rata Share" means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 12.3.1.

     "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Borrower or any Wholly-Owned Subsidiary also a grantor under a Security Agreement pursuant to which the Borrower or any such Subsidiary may sell, convey or otherwise transfer to a newly-formed Subsidiary or other special-purpose entity, or any other Person, any accounts or notes receivable and rights related thereto, provided that all of the terms and conditions of such transaction or series of transactions, including without limitation the amount and type of any recourse to the Borrower or any such Subsidiary with respect to the assets transferred, are acceptable to the Agent and the Required Lenders.

     "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

     "Rate Management Transaction " means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.19 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

     "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Reports" is defined in Section 9.6.

     "Required Lenders" means Lenders in the aggregate having at least sixty-six and two-thirds percent (66 2/3%) of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least sixty-six and two-thirds percent (66 2/3%) of the Aggregate Outstanding Credit Exposure.

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

     "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

     "Revolving Loan" means, with respect to a Lender, such Lender's loan made pursuant to its commitment to lend set forth in Section 2.1.1 (or any conversion or continuation thereof).

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

     "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

     "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Security Agreement" means, separately and collectively, a Security Agreement executed by Borrower and each Subsidiary with respect to their respective accounts, inventory, machinery, equipment and proceeds, with each security agreement in form and content as set forth on Exhibits "G" hereto.

     "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Required Lenders.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower. For purposes of the representations and warranties made herein, each reference to a "Subsidiary" of the Borrower shall include Hake Group and its Subsidiaries.

     "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than five percent (5%) of the consolidated assets of the Borrower and its Subsidiaries or property which is responsible for more than ten percent (10%) of the consolidated net income of the Borrower and its Subsidiaries, in each case, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made (or if financial statements have not been delivered hereunder for that month which begins the twelve-month period, then the financial statements delivered hereunder for the quarter ending immediately prior to that month).

     "Swing Line Borrowing Notice" is defined in Section 2.20.2.

     "Swing Line Commitment" means the obligation of the Swing Line Lender to make Swing Line Loans up to a maximum principal amount of $5,000,000 at any one time outstanding.

     "Swing Line Lender" means Bank One or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement.

     "Swing Line Loan" means a Loan made available to the Borrower by the Swing Line Lender pursuant to Section 2.20.

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

     "Term Loan" means the Loans made by each of the Lenders based upon their respective Term Loan Commitment, advanced in accordance with the provisions of
Section 2.1.2, below.

     "Term Loan Commitment" means, as to each Lender, the amount designated as opposite its signature below.

     "Term Loan Maturity Date" means March 31, 2008.

     "Title Insurance Amount" means as to each of the Mortgaged Properties, the amount of insurance under each Title Insurance Binder and Title Insurance Policy equal to 100% of the Agent approved appraisal amount, as described on Schedule "3" attached hereto.

     "Transferee" is defined in Section 12.4.

     "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance and with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Loan.

     "UCC-1 Financing Statement" means, separately and collectively, a UCC-1 Financing Statement from each grantor of a Security Agreement, in form and content as set forth on Exhibit "I" hereto.

     "UCC Lien Search" means, separately and collectively, a UCC Lien Search as to each grantor of a Security Agreement, issued as to jurisdiction in which the grantor was organized and such other jurisdictions as Agent may require, including without limitation the jurisdictions described on Schedule "4" hereto.

     "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Vehicles" means the vehicles with a book value equal to or greater than $15,000 owned by Borrower or any grantor of a Security Agreement, as described on Schedule "5" hereto, including without limitation the location and vehicle identification number for each vehicle.

     "Vehicle Titles" means the original certificate of title for each of the Vehicles for which the Agent shall file a lien entry form ("Lien Entry Forms"), which Vehicles are identified on Schedule "6" hereto.

     "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                                   THE CREDITS

     2.1. Commitment.

          2.1.1 Revolving Credit Commitment. The "Revolving Credit Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to, and participate in Facility LCs issued upon the application of, the Borrower in an aggregate amount not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof. From and including the date hereof and prior to the Facility Termination Date, the Lenders agree to make Revolving Loans to the Borrower or participate in Facility LCs in accordance with the provisions of Section
     2.19 (not to exceed $25,000,000 in the aggregate) from time to time, in amounts not to exceed in the aggregate at any one time outstanding the lesser of (i) the Borrowing Base,
     (ii) $55,000,000, or (iii) the Aggregate Commitments to make Revolving Loans. Not later than 11:00 a.m. Tulsa, Oklahoma time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower from time to time, written notice of the location of which shall be given to the Agent together with the notice made pursuant to Section 2.8.

          2.1.2 Term Loan Facility. On the Closing Date, each Lender agrees to make a Term Loan to Borrower in an amount not to exceed the Term Loan Commitment set forth opposite its signature below, the aggregate sum of which shall not exceed $32,500,000, for the purpose of enabling Borrower to complete the Hake Group Acquisition through its wholly owned subsidiary, NEWCO.

          2.1.3 Swing Line Facility. From and including the Closing Date, and prior to the Facility Termination Date, Bank One agrees to make Swing Line Loans to Borrower in accordance with the provisions of Section 2.20 up to a maximum aggregate principal amount of $5,000,000 at any one time outstanding. Any Swing Line Loans shall reduce the Revolving Credit Commitment of Bank One (ratably as to any participant therein) by an equal amount.

     2.2. Required Payments; Termination. The Aggregate Outstanding Credit Exposure and all other unpaid Obligations other than the Term Loan shall be paid in full by the Borrower on the Facility Termination Date. The Term Loan shall be payable as follows: (i) interest shall be payable on the Interest Payment Dates, and (ii) principal shall be payable in nineteen (19) consecutive quarterly installments of $1,160,714.29, on the last day of each fiscal quarter ending May, August, November and February, commencing with the fiscal quarter ending August 31, 2003, and the last installment due on the Term Loan Maturity Date equal to the remaining balance.

     2.3. Ratable Loans. Each Advance hereunder (other than any Swing Line Loan) shall consist of Revolving Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

     2.4. Types of Advances. The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.8 and 2.10, or Swing Line Loans selected by the Borrower in accordance with Section 2.20.

     2.5. Commitment Fee; Reductions in Aggregate Commitment. The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee at a per annum rate equal to the Applicable Fee Rate on the daily unused portion of such Lender's Revolving Loan Commitment from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. Swing Line Loans shall count as usage as to the Commitment of the Swing Line Lender, and other Lenders Participating therein, for the purpose of calculating the commitment fee due hereunder. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least three (3) Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

     2.6. Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $500,000 (and in multiples of $50,000 if in excess thereof), and each Floating Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of $100,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the Available Revolving Credit Commitment.

     2.7. Prepayments.

          2.7.1. Optional Prepayments. Loans bearing interest based on the ABR (other than Swing Line Loans) may be prepaid at any time without penalty or premium on one Business Day's prior written notice in a minimum amount of $500,000. Loans bearing interest based on the Eurodollar Rate (other than Swing Line Loans) may be prepaid, subject to funding indemnification but without penalty or premium on at least three Business Days' prior written notice in a minimum amount of $3,000,000 or any integral multiple of $1,000,000 in excess thereof.

          2.7.2. Mandatory Prepayments. In addition to any scheduled installments due on the Loans, the following mandatory prepayments shall be made:

               (i) Sale of Assets: Upon the sale, transfer or other disposition of any asset of the Borrower or any of its Subsidiaries (other than the sale of inventory in the ordinary course of business and the sale of up to $250,000 of other assets per year) which is permitted by the terms of the Loan Documents, the Borrower shall make a mandatory prepayment of the Term Loans in an amount equal to 100% of the net proceeds realized from such sale, transfer or other disposition.

               (ii) Sale of Stock: Upon the sale of any common stock, preferred stock, warrant or other equity (other than the exercise of stock options by employees, officers and directors), or upon the receipt of proceeds from the issuance of any Subordinated Indebtedness, the Borrower shall make a mandatory prepayment of the Term Loans in an amount equal to 100% of the net proceeds so realized or so received from such sale or issuance.

               (iii) Excess Cash Flow: On or before each date on which the Borrower's annual audited financial statements are required to be delivered pursuant to this Agreement, commencing with the fiscal year ending May 31,

          2004, the Borrower shall make a mandatory prepayment of the Term Loan in an amount equal to 50% of the Excess Cash Flow, if positive, for the most recently ended fiscal year. For purposes hereof, the term Excess Cash Flow, as to the applicable period, means Consolidated EBITDA, less (i) Consolidated Interest Expense, (ii) taxes paid, (iii) principal payments on the Term Loan, (iv) Capital Expenditures, and
          (v) dividends and distributions permitted in this Agreement.

               (iv) Borrowing Base Deficiency. If the aggregate principal amount of the outstanding Revolving Loans and LC Obligations as of any date exceeds the Borrowing Base then in effect, the Borrower shall be required, immediately upon receipt of written notice from Agent, to make a mandatory principal payment on Revolving Loans necessary to establish compliance.

          2.7.3. Application of Mandatory Prepayments. All mandatory prepayments (other than under 2.7.2.(iv)) shall first be applied to the next principal installment due under the Term Facility, then to the principal installments of the Term Facility in the inverse order of maturity.

     2.8. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Tulsa time) at least one Business Day before the Borrowing Date of each Floating Rate Advance (other than a Swing Line Loan) and two (2) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

          (i) the Borrowing Date, which shall be a Business Day, of such Advance,

          (ii) the aggregate amount of such Advance,

          (iii) the Type of Advance selected, and

          (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than 11:00 a.m. (Tulsa time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available in Tulsa to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

     2.9. Conversion and Continuation of Outstanding Advances. Floating Rate Advances (other than Swing Line Loans) shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section 2.9 or are repaid in accordance with Section
2.7. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless

(x) such Eurodollar Advance is or was repaid in accordance with Section 2.7 or
(y) the Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance (other than Swing Line Loans) into a Eurodollar Advance. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Tulsa time) at least two (2) Business Days prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date, which shall be a Business Day, of such conversion or continuation,

     (ii) the a ggregate amount and Type of the Advance which is to be converted or continued, and

     (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

     2.10. Changes in Interest Rate, etc. Each Floating Rate Advance (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to the Floating Rate for such day, plus the Applicable Margin set forth on the Pricing Schedule. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

     2.11. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8, 2.9 or 2.10, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Agent or any Lender.

     2.12. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by noon (local time) on the date when due and shall (except in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, or as otherwise specifically required hereunder and except with respect to repayments of Swing Line Loans) be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder. Each reference to the Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to Section 2.19.6.

     2.13. Noteless Agreement; Evidence of Indebtedness. (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (ii) The Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder,
(c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

     (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

     (iv) Any Lender may request that its Loans be evidenced by a promissory note, substantially in the form of Exhibits "E-1", "E-2", or "E-3" (each a "Note"). In such event, the

Borrower shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender. Thereafter, the Loans evidenced by each such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

     2.14. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

     2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, commitment fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Swing Line Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.17. Lending Installations. Each Lender may book its Loans and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Agent and the Borrower in accordance with
Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

     2.18. Non-Receipt of Funds by the Agent. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     2.19. Facility LCs.

          2.19.1. Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $25,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance, provided that Facility LC with a one (1) year expiration date may include renewals for additional one year periods, so long as it does not extend beyond (x).

          2.19.2. Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.19, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

          2.19.3. Notice. Subject to Section 2.19.1, the Borrower shall give the LC Issuer notice prior to 10:00 a.m. (Tulsa time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

          2.19.4. LC Fees. The Borrower shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC, a letter of credit fee at a per annum rate equal to the applicable percentage set forth on the Pricing Schedule on the average daily undrawn stated amount under such standby Facility LC, such fee to be payable in arrears on each Payment Date, (such fee described as the "LC Fee". The Borrower shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee equal to 0.125%, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

          2.19.5. Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.19.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Tulsa time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

          2.19.6. Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.19.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section
     2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

          2.19.7. Obligations Absolute. The Borrower's obligations under this
     Section 2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.19.7 is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19.6.

          2.19.8. Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.19, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

          2.19.9. Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.19.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

          2.19.10. Lenders' Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

          2.19.11. Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC Collateral Account") at the Agent's office at the address specified pursuant to Article XIII, in the name of such Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this Section 2.19.11 shall either obligate the Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

          2.19.12. Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

     2.20. Swing Line Loans.

          2.20.1. Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2 and, if such Swing Line Loan is to be made on the date of the initial Advance hereunder, the satisfaction of the conditions precedent set forth in Section 4.1 as well, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans to the Borrower from time to time in an aggregate principal amount not to exceed the Swing Line Commitment, provided that the Aggregate Outstanding Credit Exposure shall not at any time exceed the Aggregate Commitment, and provided further that at no time shall the sum of
     (i) the Swing Line Lender's Pro Rata Share of the Swing Line Loans, plus
     (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to Section 2.1, exceed the Swing Line Lender's Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.

          2.20.2. Borrowing Notice. The Borrower shall deliver to the Agent and the Swing Line Lender irrevocable notice (a "Swing Line Borrowing Notice") not later than noon (Tulsa time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan which shall be an amount not less than $100,000. The Swing Line Loans shall bear interest at the Floating Rate.

          2.20.3. Making of Swing Line Loans. Promptly after receipt of a Swing Line Borrowing Notice, the Agent shall notify each Lender by fax, or other similar form of transmission, of the requested Swing Line Loan. Not later than 2:00 p.m. (Tulsa time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available in Tulsa, to the Agent at its address specified pursuant to
     Article XIII. The Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower on the Borrowing Date at the Agent's aforesaid address.

          2.20.4. Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on or before the fifth (5th) Business Day after the Borrowing Date for such Swing Line Loan. In addition, the Swing Line Lender (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth (5th) Business Day after the Borrowing Date of any Swing Line Loan, require each Lender (including the Swing Line Lender) to make a Revolving Loan in the amount of such Lender's Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than noon (Tulsa time) on the date of any notice received pursuant to this Section 2.20.4, each Lender shall make available its required Revolving Loan, in funds immediately available in Tulsa to the Agent at its address specified pursuant to Article XIII. Revolving Loans made pursuant to this Section 2.20.4 shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations set forth in this
     Article II. Unless a Lender shall have notified the Swing Line Lender, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in Sections 4.1 or 4.2 had not then been satisfied, such

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

     Lender's obligation to make Revolving Loans pursuant to this Section 2.20.4 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Agent of any amount due under this Section 2.20.4, the Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Agent of any amount due under this Section 2.20.4, such Lender shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

     2.21. Extension of Facility Termination Date. The Borrower may request an extension of the Facility Termination Date by submitting a request for an extension to the Agent (an "Extension Request") no more than 90 and no less than 30 days prior to the second (2nd) anniversary of the closing of this Agreement. Promptly upon receipt of an Extension Request, the Agent shall notify each Lender thereof and shall request each Lender to approve the Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than 15 days prior to such second (2nd) anniversary of the closing of this Agreement. If the consent of each of the Lenders is received by the Agent, the Facility Termination Date shall be extended by one year and the Agent shall promptly notify the Borrower and each Lender of the new Facility Termination Date.

     2.22. Replacement of Lender. If the Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the

Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under
Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

     2.23. Limitation of Interest. The Borrower, the Agent and the Lenders intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 2.23 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 2.23, even if such provision declares that it controls. As used in this Section 2.23, the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations. In no event shall the Borrower or any other Person be obligated to pay, or any Lender have any right or privilege to reserve, receive or retain,
(a) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the State of Oklahoma or the applicable laws (if any) of the United States or of any other applicable state, or (b) total interest in excess of the amount which such Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Obligations at the Highest Lawful Rate. On each day, if any, that the interest rate (the "Stated Rate") called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 2.21, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Lender at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid

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

to such Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Borrower's obligations to such Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

                                   ARTICLE III
                             YIELD PROTECTION; TAXES

     3.1. Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

     (i) subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurodollar Loans, Facility LCs or participations therein, or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its Eurodollar Loans, or of issuing or participating in Facility LCs, reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurodollar Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to the amount of Eurodollar Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, as the case may be, of making or maintaining its Eurodollar Loans or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer, as the case may be, in connection with such Eurodollar Loans, Commitment, Facility LCs or participations therein, then, within 15 days of demand by such Lender or the LC Issuer, as the case may be, the

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

Borrower shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such increased cost or reduction in amount received.

     3.2. Changes in Capital Adequacy Regulations. If a Lender or the LC Issuer determines the amount of capital required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer, or any corporation controlling such Lender or the LC Issuer is increased as a result of a Change, then, within 15 days of demand by such Lender or LC Issuer, the Borrower shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3. Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

     3.4. Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

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

     3.5. Taxes. (i) All payments by the Borrower to or for the account of any Lender, the LC Issuer or the Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

     (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

     (iii) The Borrower hereby agrees to indemnify the Agent, the LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this
Section 3.5) paid by the Agent, the LC Issuer or such Lender as a result of its Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent, the LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

     (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement, (i) deliver to the Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

     (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

     3.6. Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.1. Initial Credit Extension. The Lenders shall not be required to make the initial Credit Extension hereunder unless the following conditions have been satisfied and/or the Borrower has furnished to the Agent with sufficient copies for the Lenders:

     (i) Copies of the articles or certificate of incorporation of the Borrower and each Subsidiary, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

     (ii) Copies, certified by the Secretary or Assistant Secretary of the Borrower and each Subsidiary, of its by-laws and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which the Borrower or Subsidiary is a party.

     (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower and each Subsidiary, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower and each Subsidiary authorized to sign the Loan Documents to which the Borrower and each Subsidiary is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (iv) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

     (v) A written opinion of the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit A.

     (vi) Any Notes requested by a Lender pursuant to Section 2.13 payable to the order of each such requesting Lender.

     (vii) Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

     (viii) The Security Agreements, creating a first priority security interest on the Collateral.

     (xix) The Pledged Shares.

     (x) The UCC-1 Financing Statements.

     (xi) The UCC Lien Searches.

     (xii) The Vehicle Titles

     (xiii) The Vehicle Lien Entry Forms

     (xiv) The Mortgaged Properties Documents.

     (xv) The Mortgaged Properties Security Instruments, including without limitation Environmental Audits and Environmental Reports acceptable to Agent and Lenders.

     (xvi) The Guaranty Agreements.

     (xvii) Appraisals, satisfactory to the Agent, prepared by an independent appraiser engaged directly by the Agent, of each parcel of real property or interest in real property described in the Mortgaged Properties Security Instruments which appraisals satisfy the requirements of the Financial Institutions Reform, Recovery and Enforcement Act, as amended, and the regulations promulgated thereunder, if applicable, and which shall evidence compliance with the supervisory loan-to-value limits set forth in the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended, and the regulations promulgated thereunder, if applicable, together with evidence of compliance with applicable federal regulations governing loans in areas having special flood hazards.

     (xviii) The insurance certificate described in Section 5.21.

     (xix) The Agent shall have determined that (i) since August 31, 2002, there is an absence of any material adverse change or disruption in primary or secondary loan syndication markets, financial markets or in capital markets generally that would likely impair syndication of the Loans hereunder and (ii) the Borrower and Subsidiaries have fully cooperated with the Agent's syndication efforts including, without limitation, by providing the Agent with information regarding the Borrower's and Subsidiaries' operations and prospects and such other information as the Agent deems necessary to successfully syndicate the Loans hereunder.

     (xx) If the initial Credit Extension will be the Issuance of a Facility LC, a properly completed Facility LC Application.

     (xxi) Assurance satisfactory to Agent of the completion of the Hake Group Acquisition.

     (xxii) Such other documents as any Lender or its counsel may have reasonably requested.

     (xxiii) Pro forma opening financial statements, giving effect to the Hake Group Acquisition, and projections updating the projections dated February 11, 2003, previously provided to the Lenders, together with such other information as the Agent and Lenders may reasonably request to confirm the tax, legal and business assumptions made in such statements and projections.

     (xxiv) Funding under the Hake Group Acquisition shall have occurred by March 31, 2003.

     (xxv) Copies of the resolutions of the Borrower and Skyview Partners, LLC authorizing the execution and performance under the Hake Acquisition Documents, together with respective shareholder approval, if necessary.

     (xxvi) The Hake Acquisition Documents must be in form and content acceptable to the Agent and Lenders, and Agent and Lenders must receive an opinion of counsel as to the enforceability thereof and compliance with all applicable laws.

     4.2 Each Credit Extension. The Lenders shall not (except as otherwise set forth in Section 2.20.4) be required to make any Credit Extension unless on the applicable Credit Extension Date:

          (i) There exists no Default or Unmatured Default.

          (ii) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

          (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

     Each Borrowing Notice or request for issuance of a Facility LC or Swing Line Borrowing Notice, as the case may be, with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making a Credit Extension.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

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

     The Borrower represents and warrants to the Lenders that:

     5.1. Existence and Standing. Each of the Borrower and its Subsidiaries is an entity duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization as set forth on Schedule "7" hereto, and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted; subject to the Subsidiaries described on Schedule "8" hereto, which Borrower presently intends to dissolve.

     5.2. Authorization and Validity. The Borrower has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     5.3. No Conflict; Government Consent. Neither the execution and delivery by the Borrower of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

     5.4. Financial Statements. The November 30, 2002 consolidated financial statements of the Borrower and its Subsidiaries (but the June 30, 2002 audited financial statements as to Hake Group) heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

     5.5. Material Adverse Change. Since November 30, 2002 there has been no change in the business, Property, condition (financial or otherwise), prospects or results of operations of the Hake Group which is not covered by the purchase price holdback or of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     5.6. Taxes. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended May 31, 1998 as to the Borrower, and January 31, 1997 as to the Hake Group. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

     5.7. Litigation and Contingent Obligations. Except as set forth on Schedule "9", there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule "9", the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

     5.8. Subsidiaries. Schedule "10" contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

     5.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $500,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $500,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

     5.10. Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

     5.11. Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

     5.12. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

     5.13. Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

     5.14. Ownership of Properties. Except as set forth on Schedule "2", on the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Agent as owned by the Borrower and its Subsidiaries.

     5.15. Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ss. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     5.16. Environmental Matters. Except as discussed on Schedule "11" hereto, in the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     5.17. Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.18. Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.19. Subordinated Indebtedness. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness.

     5.20. Post-Retirement Benefits. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Borrower and its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $500,000.

     5.21. Insurance. The certificate signed by the President or Chief Financial Officer of the Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by the Borrower with respect to itself and its Subsidiaries and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

     5.22. Solvency. (i) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Loan, if any, made on the date hereof and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

     (ii) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     5.23. Payment and Performance Bonds. Attached hereto as Schedule "12" are representative copies of payment and performance bonds utilized by the Borrower and Subsidiaries. No such bonds (or any application or related documents) currently, or in the future will, evidence any collateral or security of any kind or nature in favor of the surety.

     5.24. Acquisition. All conditions precedent for the completion of the Hake Acquisition have been satisfied.

                                   ARTICLE VI
                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1. Financial and other Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Agent:

     (i) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted accounting principles and required or approved by the Borrower's independent certified public accountants) audit report (or its 10-K) certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (a) any management letter prepared by said accountants, and (b) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

     (ii) Within 45 days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated unaudited balance sheets (or its 10-Q) as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer, or its 10-Q's.

     (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

     (iv) If applicable, within 270 days after the close of each Plan year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

     (v) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

     (vi) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     (vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished, if not previously delivered to Agent.

     (viii) Promptly upon the filing thereof, copies of all annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, if not previously delivered to Agent.

     (ix) On each yearly anniversary of the Closing Date, a certificate of good standing for the Borrower and each other Person which has pledged collateral in support of the Obligations from the appropriate governmental officer in its jurisdiction of incorporation or organization.

     (x) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

     (xi) Within thirty (30) days after the end of each calendar month, a completed Borrowing Base Certificate, prepared as of the end of such month and certified by the chief financial officer of the Borrower, including comments as to any Accounts ninety (90) days or more past due and over $1,000,000.

     (xii) Within thirty (30) days after the end of each calendar month, accounts receivable aging reports in form and content satisfactory to Agent.

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     (xiii) Within thirty (30) days after the end of each fiscal quarter of the
Borrower, work in process report summaries and backlog reports, in form and content satisfactory to Agent.

     (xiv) Promptly provide Agent written notice of any change order(s) or other action(s) as to any Account resulting in a reduction in excess of $500,000.

     6.2. Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes and for the Hake Group Acquisition. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

     6.3. Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of (i) any Default or Unmatured Default, and (ii) any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles. At any time that any Subsidiary is organized as a limited liability company, each such limited liability company will qualify for partnership tax treatment under United States federal tax law.

     6.6. Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

     6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, materially comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws.

     6.8. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and

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replacements so that its business carried on in connection therewith may be properly conducted at all times.

     6.9. Inspection. The Borrower will, and will cause each Subsidiary to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Agent or any Lender may designate.

     6.10. Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, in excess of $1,000,000 during any given fiscal year, except that (i) the Borrower may declare and pay dividends (not to exceed fifty percent (50%) of cumulative net income) on its capital stock, and (ii) Subsidiaries may make unlimited dividends to the Borrower, provided that no Default or Unmatured Default shall exist before or after giving effect to such dividends or be created as a result thereof.

     6.11. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

     (i) The Loans and the Reimbursement Obligations.

     (ii) Indebtedness existing on the date hereof and described in Schedule
"13".

     (iii) Indebtedness arising in connection with transactions permitted by
Section 6.15(vii).

     (iv) Unsecured Indebtedness for general operating purposes not to exceed $1,000,000 during any given Fiscal Year.

     (v) Capital Leases not to exceed $1,000,000 outstanding at any given time.

     6.12. Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower or a Wholly-Owned Subsidiary.

     6.13. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

     (i) Sales of inventory in the ordinary course of business.

     (ii) Leases, sales or other dispositions of its Property (other than those Properties described on Schedule "15" hereto) that, together with all other Property of the Borrower and its

Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

     6.14. Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (excluding without limitation, in the ordinary course of business consistent with past practices, loans and advances to, and other Investments in, Subsidiaries a party to a Security Agreement), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

     (i) Cash Equivalent Investments.

     (ii) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule "10".

     (iii) Acquisitions limited to $5,000,000 per acquisition and $10,000,000 in the aggregate per fiscal year.

     (iv) In addition to the Radner Hake Joint Venture, project specific joint ventures conducting business similar to Borrower, not to exceed Investment of $3,000,000 per venture during any given fiscal year.

     6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

     (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

     (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

     (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation.

     (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

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

     (v) Liens existing on the date hereof and described in Schedule "2".

     (vi) Liens in favor of the Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document.

     (vii) Purchase money liens not to exceed $500,000 during any given fiscal year.

     (viii) Liens relating to Capital Leases permitted under Section 6.11(v).

     6.16. Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, expend, or be committed to expend, in excess of $12,500,000 for Capital Expenditures during any one fiscal year (commencing with the fiscal year
2004) on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries, excluding up to $4,000,000 for the fiscal year ending 2004, with respect to Capital Expenditures for completion of construction of the Port of Catoosa property located at 1105 West Main Parkway.

     6.17. Rentals. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist obligations for Rentals in excess of $3,500,000 during any one fiscal year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries.

     6.18. Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (i) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms consistent with past practices between the Borrower or such Subsidiary (provided, that transfers for tax related purposes from Borrower to Subsidiaries and from Subsidiary to Subsidiary shall be permitted), and (ii) transactions between the Borrower or any Subsidiary, on the one hand, and any Subsidiary or other special-purpose entity created to engage solely in a Qualified Receivables Transaction.

     6.19. Amendments to Agreements. The Borrower will not, and will not permit any Subsidiary to, amend or terminate any agreement or contract which could cause a Material Adverse Effect.

     6.20. Subordinated Indebtedness. The Borrower will not, and will not permit any Subsidiary to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness.

     6.21. Operating Leases. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Operating Lease, which have Operating Lease Obligations more than $15,000,000 in the aggregate at any one time outstanding. Current Operating Leases include those set forth on Schedule "16" hereto.

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

     6.22. Sale of Accounts. The Borrower will not, nor will it permit any Subsidiary to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse.

     6.23. Sale and Leaseback Transactions and other Off-Balance Sheet Liabilities. The Borrower will not, nor will it permit any Subsidiary to, enter into or suffer to exist any (i) Sale and Leaseback Transaction or (ii) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities, except for (a) Rate Management Obligations permitted in this Agreement.

     6.24. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Reimbursement Obligations, (iii) the Guaranty, (iv) bonds (i.e., bid, payment, performance),
(v) performance as may be required under contractor licenses, and (vi) the guaranty of Subsidiary obligations incurred in the ordinary course of business (e.g., accounts payable and payroll).

     6.25. Letters of Credit. The Borrower will not, nor will it permit any Subsidiary to, apply for or become liable upon or in respect of any Letter of Credit other than Facility LCs.

     6.26. Financial Contracts. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Financial Contract, except Rate Management Transactions.

     6.27. Financial Covenants.

          6.27.1. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA for the then most recently ended fiscal four quarters, minus dividends and distributions made or paid during the same period, minus cash taxes paid during the same period and minus Capital Expenditures (excluding $7,500,000 of Capital Expenditures attributable to the Port facility during the ensuing twelve (12) months), to (ii) scheduled current maturities long-term debt according to generally accepted accounting practices for the ensuing four fiscal quarters, plus Consolidated Interest Expense (excluding non-cash interest accrued on the Hake Acquisition deferred purchase price) for the then most recently ended four fiscal quarters, to be less than 1.40 to 1.0 through February 28, 2005, and thereafter 1.50 to 1.0.

          6.27.2. Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness (including without limitation the face value of any deferred purchase price or holdback in connection with the acquisition of the Hake Group, but excluding issued but unfunded Letters of Credit or outstanding but unfunded payment and performance bonds), to (ii) Consolidated EBITDA, to be greater than 2.50 to 1.0 through February 28, 2004; 2.25 to 1.0 through February 28, 2005, and thereafter 2.00 to 1.0.

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

          6.27.3. Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth (plus fifty percent 50% of quarterly positive net income on a cumulative basis) of not less than $60,000,000.

                                   ARTICLE VII
                                    DEFAULTS

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

     7.2. Nonpayment of principal of any Loan when due, nonpayment of any Reimbursement Obligations within one Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any commitment fee, LC Fee or other obligations under any of the Loan Documents within five days after the same becomes due.

     7.3. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within (i) ten (10) days as to monetary Defaults other than under 7.2., or (ii) thirty (30) days as to non-monetary Defaults, after written notice from the Agent or any Lender.

     7.4. Failure of the Borrower or any of its Subsidiaries to pay when due any Material Indebtedness; or the default by the Borrower or any of its Subsidiaries or any Guarantor in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement, or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any Material Indebtedness of the Borrower or any of its Subsidiaries or any Guarantor shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries or any Guarantor shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

     7.5. The Borrower or any of its Subsidiaries or any Guarantor shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.5 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.6.

     7.6. Without the application, approval or consent of the Borrower or any of its Subsidiaries, or any Guarantor a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Guarantor or any Substantial Portion of its Property, or a proceeding described in Section 7.5(iv) shall be instituted against the Borrower or any of its Subsidiaries or any Guarantor and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

     7.7. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower or any of its Subsidiaries or any Guarantor which, when taken together with all other Property of the Borrower and its Subsidiaries or any Guarantor so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

     7.8. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of $1,000,000 or more in excess of insurance coverage (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

     7.9. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $500,000 or any Reportable Event shall occur in connection with any Plan.

     7.10. Nonpayment by the Borrower or any Subsidiary of any Rate Management Obligation when due or the breach by the Borrower or any Subsidiary of any term, provision or condition contained in any Rate Management Transaction or any transaction of the type described in the definition of "Rate Management Transactions," whether or not any Lender or Affiliate of a Lender is a party thereto.

     7.11. Any Change in Control shall occur, except with respect to a merger which does not cause a Material Adverse Effect.

     7.12. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group has withdrawal liability (determined as of the date of such notification), exceeds $2,000,000 or requires payments exceeding $1,000,000 per annum, and such liability has not been fully satisfied within forty-five (45) days of receipt of such notification.

     7.13. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $2,000,000, and such liability has not been fully satisfied within forty-five (45) days of receipt of such notification.

     7.14. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment which results in remediation liability in excess of $750,000 not covered by insurance or indemnified under the Hake Group Acquisition Documents, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

     7.15. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

     7.16. Any Guaranty (other than a Guaranty of a Subsidiary which has been dissolved pursuant to the provisions of Schedule "8" hereof) shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

     7.17. Any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as to equipment which has become obsolete or which is otherwise permitted to become released under the terms of any Collateral Document; or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or the Borrower shall fail to comply with any of the terms or provisions of any Collateral Document.

     7.18. The representations and warranties set forth in Section 5.15 (Plan Assets; Prohibited Transactions") shall at any time not be true and correct.

     7.19. The Borrower or any Subsidiary shall fail to pay when due any Operating Lease Obligation, obligation with respect to a Letter of Credit, obligation under a Sale and Leaseback Transaction or Contingent Obligation, which in the opinion of the Lenders could cause a Material Adverse Effect.

     7.20. If the Borrower or any Subsidiary (other than the entities described on Schedule "8") shall discontinue its business or make any material change in the nature of or manner in which it conducts its business, except as permitted under Section 6.4 hereof; or

     7.21. If the Borrower or any Subsidiary (other than the entities set forth on Schedule "8") shall fail to maintain, or if any action, suit, proceeding or investigation shall be commenced seeking to cancel, terminate, or alter any permit (i) which is necessary for it to carry on its business now being conducted or as contemplated to be conducted, (ii) which is necessary for it to own and operate its Properties (other than the Properties to be released and described on Schedule "15" hereto), or (iii) which if not obtained would have a Material Adverse Effect; or

     7.22. If Borrower should default under the terms of the Port of Catoosa Lease or receive notification from the City of Tulsa-Rogers County Port Authority that the leasehold interest of Borrower under the Port Lease is being terminated.

                                  ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     8.1. Acceleration; Facility LC Collateral Account. (i) If any Default described in Section 7.5, 7.6 or 7.7 occurs with respect to the Borrower or any of its Subsidiaries, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     (ii) If at any time while any Default is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

     (iii) The Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents.

     (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

     (v) If, within thirty 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.5, 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

     8.2. Amendments. Subject to the provisions of this Section 8.2, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

     (i) Extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto.

     (ii) Reduce the percentage specified in the definition of Required Lenders.

     (iii) Extend the Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase the amount of

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the Aggregate Commitment, the Commitment of any Lender hereunder or the commitment to issue Facility LCs, or permit the Borrower to assign its rights under this Agreement.

     (iv) Amend this Section 8.2.

     (v) Release any Guarantor or, except as provided in the Collateral Documents or as to the companies set forth on Schedule "8" or the Properties set forth on Schedule "15", release more than a Substantial Portion of the Collateral.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent, no amendment of any provision relating to the LC Issuer shall be effective without the written consent of the LC Issuer, and no amendment of any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without written consent of the Swing Line Lender. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

     8.3. Preservation of Rights. No delay or omission of the Lenders, the LC Issuer or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX
                               GENERAL PROVISIONS

     9.1. Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

     9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, either the LC Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

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     9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than those contained in the fee letter described in Section 10.13 which shall survive and remain in full force and effect during the term of this Agreement.

     9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

     9.6. Expenses; Indemnification. (i) The Borrower shall reimburse the Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent, the Arranger, the LC Issuer and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, the Arranger, the LC Issuer and the Lenders, which attorneys may be employees of the Agent, the Arranger, the LC Issuer or the Lenders) paid or incurred by the Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, the cost and expense of obtaining an appraisal of each parcel of real property or interest in real property described in the relevant Collateral Documents, which appraisal shall be in conformity with the applicable requirements of any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including, without limitation, the provisions of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, reformed or otherwise modified from time to time, and any rules promulgated to implement such provisions and costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time Bank One may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by Bank One

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from information furnished to it by or on behalf of the Borrower, after Bank One has exercised its rights of inspection pursuant to this Agreement.

     (ii) The Borrower hereby further agrees to indemnify the Agent, the Arranger, the LC Issuer and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger, the LC Issuer or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.

     9.7. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower's audited financial statements.

     9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the LC Issuer and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrower

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

hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     9.11. Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, (vii) permitted by Section 12.4 and (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder.

     9.12. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Credit Extensions provided for herein.

     9.13. Disclosure. The Borrower and each Lender hereby (i) acknowledge and agree that (a) one or more Affiliates of Bank One are or may become direct or indirect equity investors in Borrower, and (b) Bank One and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with Borrower, and (ii) waive any liability of Bank One or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of Bank One or its Affiliates.

                                    ARTICLE X
                                    THE AGENT

     10.1. Appointment; Nature of Relationship. Bank One, Oklahoma, NA is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article
X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of the term "secured party" as defined in the Oklahoma Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which

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are limited to those expressly set forth in this Agreement and the other Loan
Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

     10.2. Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

     10.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     10.4. No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

     10.5. Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, if required in this Agreement, the Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

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     10.6. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

     10.7. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     10.8. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this
Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

     10.9. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

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     10.10. Rights as a Lender. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

     10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.12. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In

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the event that there is a successor to the Agent by merger, or the
Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

     10.13. Agent and Arranger Fees. The Borrower agrees to pay to the Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Agent and the Arranger pursuant to that certain letter agreement dated January 17, 2003, or as otherwise agreed from time to time.

     10.14. Delegation to Affiliates. The Borrower and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.

     10.15. Execution of Collateral Documents. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf the Security Agreement(s) and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Security Agreement(s).

     10.16. Collateral Releases. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing.

                                   ARTICLE XI
                            SETOFF; RATABLE PAYMENTS

     11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

     11.2. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in

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connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII
                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     12.1. Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with
Section 12.3, and (iii) any transfer by Participation must be made in compliance with Section 12.2. Any attempted assignment or transfer by any party not made in compliance with this Section 12.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section
12.3.2. The parties to this Agreement acknowledge that clause (ii) of this
Section 12.1 relates only to absolute assignments and this Section 12.1 does not prohibit assignments creating security interests, including, without limitation,
(x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

     12.2. Participations.

          12.2.1. Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such

     Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any
     Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2. Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 8.2 or of any other Loan Document.

          12.2.3. Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section
     11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in
     Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.2, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 3.5 to the same extent as if it were a Lender.

     12.3. Assignments.

          12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto. The consent of the Borrower, the Agent and the LC Issuer shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated).

          12.3.2. Effect; Effective Date. Upon (i) delivery to the Agent of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit C (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

          12.3.3. Register. The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Tulsa, Oklahoma a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     12.4. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

     12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII
                                     NOTICES

     13.1. Notices. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth below its signature hereto or in its administrative questionnaire, or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.

     13.2. Change of Address. The Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                   ARTICLE XIV
                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this

Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV
          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

     15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     15.2. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR OKLAHOMA STATE COURT SITTING IN TULSA, OKLAHOMA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN TULSA, OKLAHOMA.

     15.3. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Agent have executed this Agreement as of the date first above written.

                                       MATRIX SERVICE COMPANY


                                       By:
                                          --------------------------------------
                                          Michael J. Hall, Vice President
                                       Notice Address: 10701 East Ute Street
                                                       Tulsa, OK 74116
                                       Attention:    Michael J. Hall,
                                                     Vice President
                                       Telephone:    (918) 838-8822
                                       FAX:          (918) 838-8810

Commitments

Revolving Loan: $15,085,714.00         BANK ONE, OKLAHOMA, NA
Term Loan: $8,914,286.00               Individually and as Agent and LC Issuer


                                       By:
                                           -------------------------------------
                                           David G. Page, First Vice President
                                       Notice Address: 4th Floor OK2-6110
                                                       15 East Fifth Street
                                                       Tulsa, OK 74103
                                       Attention: David G. Page,
                                                       First Vice President
                                       Telephone:    (918) 586-5430
                                       FAX:          (918) 586-5474

Commitments

Revolving Loan: $9,428,571.00          LOCAL OKLAHOMA BANK, NA
Term Loan: $5,571,429.00


                                       By:
                                           -------------------------------------
                                           Larry Jemison, Senior Vice President
                                       Notice Address: 2250 East 73rd Street
                                                       Suite 200
                                                       Tulsa, OK 74136
                                       Attention: Larry Jemison,
                                                       Senior Vice President
                                       Telephone:    (918) 497-2421
                                       FAX:          (918) 497-2497

Commitments

Revolving Loan: $9,428,571.00          WACHOVIA BANK,
Term Loan: $5,571,429.00               NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------------
                                          Stephen T. Dorosh, Vice President
                                       Notice Address: 123 South Broad Street
                                                       14th Floor - PA1202
                                                       Phillidelphia, PA 19109
                                       Attention: Stephen T. Dorosh,
                                                        Vice President
                                       Telephone:    (215) 670-6577
                                       FAX:          (215) 670-6543

Commitments

Revolving Loan: $6,285,714.00          UMB BANK, N.A.
Term Loan: $3,714,286.00

                                       By:
                                          --------------------------------------
                                          Richard J. Lehrter, Community Bank President
                                       Notice Address: 1437 South Boulder Avenue
                                                       Suite 150
                                                       Tulsa, OK 74119
                                       Attention: Richard J. Lehrter, President
                                       Telephone:    (918) 295-2000
                                       FAX:          (918) 295-2020

Commitments

Revolving Loan: $14,771,430.00         WELLS FARGO BANK TEXAS, NA
Term Loan: $8,728,570.00

                                       By:
                                          --------------------------------------
                                          Brad S. Thompson, Vice President
                                       Notice Address: 3rd Floor MACT5303-031
                                                       1445 Ross Avenue
                                                       Dallas, TX 75202
                                       Attention: Brad S. Thompson,
                                                        Vice President
                                       Telephone:    (214) 740-1545
                                       FAX:          (214) 969-0368

                                PRICING SCHEDULE



                  APPLICABLE MARGIN (BPS)        LETTERS
           -----------------------------------      OF
LEVERAGE   EURODOLLAR      ABR      SWING LINE    CREDIT    COMMITMENT
 RATIO      LOANS*(+)   LOANS*(+)     LOANS(+)   FEE(bps)    FEE (bps)
--------   ----------   ---------   ----------   --------   ----------
 >2.50x       250.0        25.0        25.0       250.0        50.0
 <=2.50x      225.0        00.0        00.0       225.0        50.0
 <=2.00x      200.0       -25.0       -25.0       200.0        37.5
 <=1.50x      175.0       -50.0       -50.0       175.0        32.5

* Term Loan pricing shall be .25% higher

     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Leverage Ratio as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five (5) Business Days after such Financials are so delivered.

     The term "Financials" means the annual or quarterly consolidated financial statements of the Borrower and its Subsidiaries.

     In the event the Applicable Margin is negative, it shall only be deducted to the extent that the ABR is being calculated based upon the Prime Rate.

     For the six month period following the execution date of the Credit Agreement, the Borrower's pricing shall be deemed to be no cheaper than the pricing based on Leverage Ratio = 2.50 to 1.00. Thereafter, the Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Leverage Ratio as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five (5) Business Days after the Agent has received the applicable Financials

                                    EXHIBIT A
                                 FORM OF OPINION

The Agent, the LC Issuer and the Lenders who are parties to the Credit Agreement described below.

Gentlemen/Ladies:

     We are counsel for             (the "Borrower"), and have represented the
                       ------------
Borrower in connection with its execution and delivery of a Credit Agreement
dated as of March    , 2003 (the "Agreement") among the Borrower, the Lenders
                  ---
named therein, and Bank One, Oklahoma, NA, as Agent and as LC Issuer, and providing for Credit Extensions in an aggregate principal amount not exceeding $32,500,000 at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

     We have examined the Borrower's **[describe constitutive documents of Borrower and appropriate evidence of authority to enter into the transaction]**, the Loan Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

     l.Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     2.The execution and delivery by the Borrower of the Loan Documents
**[to which it is a party]** and the performance by the Borrower of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of the Borrower and will not:

          (a) require any consent of the Borrower's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

          (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property,is bound, or conflict with or constitute a default thereunder; or

          (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any indenture, instrument or agreement binding upon the Borrower or any of its Subsidiaries.

     3.The Loan Documents **[to which the Borrower is a party]** have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought. **[NOTE: If there are Loan Documents executed by related entities other than the Borrower, separate provisions of the opinion or additional opinions should cover those documents and their enforceability against such parties.]**

     4.There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the best of our knowledge after due inquiry, threatened against the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     5.No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Loan Documents.

     **[6. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness.]**

     **[7.The provisions of the Collateral Documents are sufficient to create in favor of the Lenders and, to the extent they have entered into Rate Management Transactions with the Borrower, the Lenders' Affiliates, a security interest in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect on the date hereof in Oklahoma. Financing statements on Form UCC-1's have been duly executed by the Borrower and have been duly filed in each filing office indicated in Exhibit A hereto under the Uniform Commercial Code in effect in each state in which said filing offices are located. The description of the collateral set forth in said financing statements is sufficient to perfect a security interest in the items and types of collateral described therein in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in such states. Such filings are sufficient to perfect the security interest created by the Collateral Documents in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code in such states, except that we express no opinion as to personal property affixed to real property in such manner as to become a fixture under the laws of any state in which the collateral may be located and we call your attention to the fact that the Lenders' (and, if applicable, their Affiliates') security interest in certain of such collateral may not be perfected by filing financing statements under the Uniform Commercial Code.]**

     This opinion may be relied upon by the Agent, the LC Issuer, the Lenders and their participants, assignees and other transferees.

                                    Very truly yours,

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

To:  The Lenders parties to the
     Credit Agreement Described Below

     This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of March 7, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among the Matrix Service Company (the "Borrower"), the lenders party thereto and Bank One, Oklahoma, NA, as Agent for the Lenders and as LC Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly elected               of the Borrower;
                             --------------

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Schedule II hereto sets forth the determination of the interest rates to be paid for Advances, the LC Fee rates and the commitment fee rates commencing on the fifth day following the delivery hereof.

     6. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Credit Agreement, the Security Agreement and the other Loan Documents and the status of compliance.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The foregoing certifications, together with the computations set forth in
Schedule I and Schedule II hereto and the financial statements delivered with
this Certificate in support hereof, are made and delivered this     day of
                                                                ---
         ,
---------  ---

                                                       MATRIX SERVICE COMPANY


                                                       By
                                                         -----------------------
                                                       Name
                                                           ---------------------
                                                       Title
                                                            --------------------

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                      Compliance as of                 with
                                       ---------, ----
                              Provisions of    and   of
                                           ---    ---
                                  the Agreement

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                    Borrower's Applicable Margin Calculation

                     SCHEDULE III TO COMPLIANCE CERTIFICATE

                      Reports and Deliveries Currently Due

                                    EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between
                   (the "Assignor") and                   (the "Assignee").
------------------                      -----------------
Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including without limitation any letters of credit, guaranties and swingline loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Assignor against any Person whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:
             ----------------------------------------

2. Assignee:                               [and         is            an
             ------------------------------
Affiliate/Approved Fund of [identify Lender]/1/

3. Borrower: Matrix Service Company

4. Agent: Bank One, Oklahoma, NA, as the agent under the Credit Agreement.

5. Credit Agreement: The $            Credit Agreement dated as of March     ,
                          -----------                                    ----
2003 among Matrix Service Company, the Lenders party thereto, Bank One, Oklahoma, NA, as Agent, and the other agents party thereto.

6. Assigned Interest:


                      Aggregate Amount of         Amount of       Percentage Assigned
                    Commitment/Loans for all   Commitment/Loans           of
Facility Assigned           Lenders*               Assigned*      Commitment/Loans/2/
-----------------   ------------------------   ----------------   -------------------
            /3/                $                       $
------------                                                           -------%
                               $                       $
------------                                                           -------%
                               $                       $
------------                                                           -------%


7. Trade Date:                                       /4/
               -------------------------------------

Effective Date:                       20   [TO BE INSERTED BY AGENT AND WHICH
                --------------------,   --
SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER BY THE AGENT.]

     The terms set forth in this Assignment and Assumption are hereby agreed to:

                                  ASSIGNOR

                                  -----------------------------------


                                  By:
                                     --------------------------------
                                       Title:


                                  ASSIGNEE

                                  -----------------------------------


                                  By:
                                     --------------------------------
                                       Title:

[Consented to and]/5/ Accepted:

Bank One, Oklahoma, NA, as Agent


By:
   -------------------------------
Title:
      ----------------------------

Consented to and Accepted:.                     Consented to and Accepted:

Bank One, Oklahoma, NA,                         Matrix Service Company,
as LC Issuer                                    Borrower


By:                                             By:
   -------------------------------                 -----------------------------
Title:                                          Title:
      ----------------------------                    --------------------------

*Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

/2/ Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

/3/ Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Credit Commitment," "Term Loan Commitment,", etc.)

                                     ANNEX 1
                            TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

          1. Representations and Warranties.

          1.1 Assignor. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned
Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, perfection, priority, collectibility, or value of the Loan Documents or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Documents, (v) inspecting any of the property, books or records of the Borrower, or any guarantor, or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

          1.2. Assignee. The Assignee (a) represents and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assignment and Assumption, (iv) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (v) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (vii) attached as Schedule 1 to this Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

          2. Payments. The Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

          3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Oklahoma.

                           ADMINISTRATIVE QUESTIONAIRE

          (Administrative Questionaire shall be delivered by the Agent to the Lenders and Assignee for completion, separate and apart herefrom)

              US AND NON-US TAX INFORMATION REPORTING REQUIREMENTS

        (Reporting Requirements Schedule shall be delivered by the Agent to the Lenders and Assignee for completion, separate and apart herefrom)

                                    EXHIBIT D
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To Bank One, Oklahoma, NA,
as Agent (the "Agent") under the Credit Agreement
Described Below.

Re: Credit Agreement, dated March 7, 2003 (as the same may be amended or modified, the "Credit Agreement"), among Matrix Service Company (the "Borrower"), the Lenders named therein, the LC Issuer and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.14 of the Credit Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------

Customer/Account Name
                     -----------------------------------------------------------

Transfer Funds To
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------

For Account No.
               -----------------------------------------------------------------

Reference/Attention To
                      ----------------------------------------------------------

Authorized Officer (Customer Representative)           Date
                                                           ---------------------

-------------------------------------------          ---------------------------
(Please Print)                                       Signature

Bank Officer Name                                    Date
                                                          ----------------------

-------------------------------------------          ---------------------------
(Please Print)                                       Signature

    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                   EXHIBIT E-1
                                 REVOLVING NOTE

                                 March    , 2003
                                       ---

     The undersigned promises (jointly and severally promise) to pay to the
order of              ("Lender"), with payments made to Bank One, Oklahoma, NA,
         ------------
as Agent (the "Agent"), the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the undersigned pursuant to Section 2.1.1 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Credit Termination Date.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.

     This Revolving Note is one of the Notes issued pursuant to, and is entitled
to the benefits of, the Credit Agreement dated as of March     , 2003 (which, as
                                                           ----
it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among Matrix Service Company, certain other Credit Parties, the Agent, the Lender, and certain other lenders to which Agreement reference is hereby made for a statement of the terms and conditions governing this Revolving Note, including the terms and conditions under which this Revolving Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                           "Borrower"

                                           MATRIX SERVICE COMPANY


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                                    NOTE OF        ,
                                           --------
                                     DATED      ,
                                           -----

              Principal        Maturity of      Principal
     Date   Amount of Loan   Interest Period   Amount Paid   Unpaid Balance
     ----   --------------   ---------------   -----------   --------------

                                   EXHIBIT E-2
                                    TERM NOTE

                                 March    , 2003
                                       ---

     The undersigned promises (jointly and severally promise) to pay to the
order of                      (the "Lender") with payments made to Bank One,
         --------------------
Oklahoma, NA, as Agent ("Agent"), the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.1.2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall pay the principal of and accrued and unpaid interest on the Term Loans in full on the Term Loan Maturity Date and shall make such mandatory pre-payments as are required to be made under the terms of
Article II of the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of such Term Loan and the date and amount of each principal payment hereunder.

     This Term Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of March , 2003 (which, as it
                                                        ----
may be amended or modified and in effect from time to time, is herein called the "Agreement"), among Matrix Service Company, the Agent, the Lender, and certain other lenders, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                           "Borrower"
                                           MATRIX SERVICE COMPANY


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                                    NOTE OF        ,
                                           --------
                                     DATED      ,
                                           -----

              Principal        Maturity of      Principal
     Date   Amount of Loan   Interest Period   Amount Paid   Unpaid Balance
     ----   --------------   ---------------   -----------   --------------

                                   EXHIBIT E-3
                                 SWING LINE NOTE

$5,000,000.00

                                                                March     , 2003
                                                                      ----

     The undersigned promises (jointly and severally promise) to pay to the order of BANK ONE, OKLAHOMA, NA (the "Lender") the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the undersigned pursuant to
Section 2.1.3 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The undersigned shall repay the entire outstanding principal amount of the Swing Line Loans in full on the Swing Line Loan Payment Date.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Swing Line Loan and the date and amount of each principal payment hereunder.

     This Swing Line Note is one of the Swing Line Notes issued pursuant to, and
is entitled to the benefits of, the Credit Agreement, dated as of March    ,
                                                                       ----
2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement") among Matrix Service Company, certain other Credit Parties, the Lender, and certain other parties, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Swing Line Note, including the terms and conditions under which this Swing Line Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                           "Borrower"

                                           MATRIX SERVICE COMPANY


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               TO SWING LINE NOTE
                                  DATED       ,
                                       -------


              Principal        Maturity of      Principal
     Date   Amount of Loan   Interest Period   Amount Paid   Unpaid Balance
     ----   --------------   ---------------   -----------   --------------

                                    EXHIBIT F
                               SUBSIDIARY GUARANTY

     THIS SUBSIDIARY GUARANTY (this "Guaranty") is made as of the     day of
                                                                  ---
March, 2003, by MATRIX SERVICE INC., an Oklahoma corporation; MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation; MATRIX SERVICE, INC. CANADA, an Ontario, Canada corporation; HAKE ACQUISITION CORP., a Delaware corporation; HAKE GROUP, INC., a Delaware corporation; BOGAN, INC. (including Fiberspec, a division), a Pennsylvania corporation; FRANK W. HAKE, INC., a Pennsylvania corporation; HOVER SYSTEMS, INC., a Pennsylvania corporation; I & S, INC., a Pennsylvania corporation; MCBISH MANAGEMENT, INC., a Pennsylvania corporation; MECHANICAL CONSTRUCTION, INC., a Delaware corporation; MID-ATLANTIC CONSTRUCTORS, INC., a Pennsylvania corporation; TALBOT REALTY, INC., a Pennsylvania corporation; BISH INVESTMENTS, INC., a Delaware corporation; and I & S JOINT VENTURE, L.L.C., a Pennsylvania limited liability company (collectively, the "Subsidiary Guarantors") in favor of the Agent, for the benefit of the Lenders, under the Credit Agreement referred to below;

                                   WITNESSETH:

     WHEREAS, MATRIX SERVICE COMPANY, a Delaware corporation (the "Principal") and BANK ONE, OKLAHOMA, NA, a national banking association having its principal office in Tulsa, Oklahoma, as Agent (the "Agent"), and certain other Lenders from time to time party thereto have entered into a certain Credit Agreement dated as of even date herewith (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Principal;

     WHEREAS, it is a condition precedent to the Agent and the Lenders the Credit Agreement that each of the Subsidiary Guarantors execute and deliver this Guaranty executing whereby each of the Subsidiary Guarantors shall guarantee the payment when due, subject to Section 9 hereof, of all Guaranteed Obligations, as defined below; and

     WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Subsidiary Guarantors, and in order to induce the Lenders and the Agent to enter into the Credit Agreement, and the Lenders and their Affiliates to enter into one or more Rate Management Transactions with the Principal, and because each Subsidiary Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, each of the Subsidiary Guarantors is willing to guarantee the obligations of the Principal under the Credit Agreement, any Note, any Rate Management Transaction, and the other Loan Documents;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION l.1. Selected Terms Used Herein.

     "Guaranteed Obligations" is defined in Section 3 below.

     "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Principal and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Rate Management Obligations" means any and all obligations of the Principal, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

     SECTION 1.2. Terms in Credit Agreement. Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Credit Agreement.

     SECTION 2.1. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Borrowing Date under the Credit Agreement) that:

          (a) It is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Subsidiary Guarantor or a subsidiary thereof pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its subsidiaries, is required to be obtained by it or any of its subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

     SECTION 2.2. Covenants. Each of the Subsidiary Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement, any Rate Management Transaction remains in effect or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable the Principal to, fully comply with those covenants and agreements set forth in the Credit Agreement.

     SECTION 3. The Guaranty. Subject to Section 9 hereof, each of the Subsidiary Guarantors hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of the Obligations and the Rate Management Obligations, including without limitation any such Obligations or Rate Management Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, subject to the provisions of Section 9 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, each of the Subsidiary Guarantors agrees that it shall forthwith on demand pay to the Agent for the benefit of the Lenders and, if applicable, their Affiliates, the amount not so paid at the place and in the manner specified in the Credit Agreement, any Note, any Rate Management Transaction or the relevant Loan Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. Each of the Subsidiary Guarantors waives any right to require the Lender to sue the Principal, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

     SECTION 4. Guaranty Unconditional. Subject to Section 9 hereof, the obligations of each of the Subsidiary Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

     (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document;

     (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, the Security Agreement any Rate Management Transaction, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Agent, any Lender or any Affiliate of any Lender with respect to any collateral securing all or any part of the Guaranteed Obligations;

     (iv) any change in the corporate existence, structure or ownership of the Principal or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

     (v) the existence of any claim, setoff or other rights which the Subsidiary Guarantors may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions;

     (vi) any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Rate Management Transaction, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document; or

     (vii) any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary Guarantor's obligations hereunder.

     SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full, the Commitments under the Credit Agreement shall have terminated or expired and all Rate Management Transactions have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal or any other party under the Credit Agreement, any Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, each of the Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 6. Waivers. Each of the Subsidiary Guarantors irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of any of the Guaranteed Obligations, or any other Person.

     SECTION 7. Subrogation. Each of the Subsidiary Guarantors hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Subsidiary Guarantors unless and until the Guaranteed Obligations are indefeasibly paid in full, any commitment to lend under the Credit Agreement and any other Loan Documents is terminated and all Rate Management Transactions have terminated or expired.

     SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document shall nonetheless be payable by each of the Subsidiary Guarantors hereunder forthwith on demand by the Agent made at the request of the Required Lenders.

     SECTION 9. Limitation on Obligations. (a) The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Subsidiary Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Subsidiary Guarantors, the Agent or any Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Subsidiary Guarantor's "Maximum Liability"). This Section 9(a) with respect to the Maximum Liability of the Subsidiary Guarantors is intended solely to preserve the rights of the Agent hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Subsidiary Guarantor nor any other person or entity shall have any right or claim under this Section 9(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Subsidiary Guarantor hereunder shall not be rendered voidable under applicable law.

     (b) Each of the Subsidiary Guarantors agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Subsidiary Guarantor, and may exceed the aggregate Maximum Liability of all other Subsidiary Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Agent hereunder. Nothing in this Section 9(b) shall be construed to increase any Subsidiary Guarantor's obligations hereunder beyond its Maximum Liability.

     (c) In the event any Subsidiary Guarantor (a "Paying Subsidiary Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Subsidiary Guarantor (each a "Non-Paying Subsidiary Guarantor") shall contribute to such Paying Subsidiary Guarantor an amount equal to such Non-Paying Subsidiary Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Paying Subsidiary Guarantor. For the purposes hereof, each Non-Paying Subsidiary Guarantor's "Pro Rata Share" with respect to any such payment or loss by a Paying Subsidiary Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Subsidiary Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Subsidiary Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Subsidiary Guarantor from the Principal after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Subsidiary Guarantors hereunder (including such Paying Subsidiary Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Subsidiary Guarantors, the aggregate amount of all monies received by such Subsidiary Guarantors from the Principal after the date hereof (whether by loan, capital infusion or by other means). Nothing in this
Section 9 (c) shall affect any Subsidiary Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Subsidiary Guarantor's Maximum Liability). Each of the Subsidiary Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Subsidiary Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations. The provisions of this Section 9(c) are for the benefit of both the Agent and the Subsidiary Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

     SECTION 10. Application of Payments. All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Guaranteed Obligations or of any security interest granted to the Agent in connection with any collateral securing the Guaranteed Obligations;

          (b) SECOND, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

          (c) THIRD, to payment of the principal of the Guaranteed Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them; and

          (d) FOURTH, to payment of any Guaranteed Obligations (other than those listed above) pro rata among those parties to whom such Guaranteed Obligations are due in accordance with the amounts owing to each of them.

     SECTION 11. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Article XIII of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

     SECTION 12. No Waivers. No failure or delay by the Agent or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Note, any Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 13. No Duty to Advise. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Principal's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each of the Subsidiary Guarantors assumes and incurs under this Guaranty, and agrees that neither the Agent nor any Lender has any duty to advise any of the Subsidiary Guarantors of information known to it regarding those circumstances or risks.

     SECTION 14. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, any Note, any Rate Management Transaction, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon each of the Subsidiary Guarantors and their respective successors and permitted assigns.

     SECTION 15. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Subsidiary Guarantors and the Agent with the consent of the Required Lenders.

     SECTION 16. Costs of Enforcement. Each of the Subsidiary Guarantors agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' fees and expenses paid or incurred by the Agent or any Lender or any Affiliate of any Lender in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Principal, the Subsidiary Guarantors or any other guarantor of all or any part of the Guaranteed Obligations.

     SECTION 17. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OKLAHOMA. EACH OF THE SUBSIDIARY GUARANTORS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OKLAHOMA AND OF ANY OKLAHOMA STATE COURT SITTING IN TULSA, OKLAHOMA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SUBSIDIARY GUARANTORS, AND THE AGENT AND THE LENDERS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 18. Taxes. etc. All payments required to be made by any of the Subsidiary Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof (but excluding Excluded Taxes), provided, however, that if any of the Subsidiary Guarantors is required by law to make such deduction or withholding, such Subsidiary Guarantor shall forthwith (i) pay to the Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Agent or any Lender, as applicable, equaling the full amount which would have been received by the Agent or any Lender, as applicable, had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the Agent or any Lender, as applicable, certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

     SECTION 19. Setoff. Without limiting the rights of the Agent or the Lenders under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of a Default or otherwise, then the Guarantor authorizes the Agent and the Lenders to apply any sums standing to the credit of the Guarantor with the Agent or any Lender or any Lending Installation of the Agent or any Lender toward the payment of the Guaranteed Obligations.

     IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.

                                          MATRIX SERVICE INC.,
                                          an Oklahoma corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          MATRIX SERVICE MID-CONTINENT,
                                          INC., an Oklahoma corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          MATRIX SERVICE, INC. CANADA,
                                          an Ontario, Canada corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          HAKE ACQUISITION CORP.,
                                          a Delaware corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          HAKE GROUP, INC.,
                                          a Delaware corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                          BOGAN, INC. (including Fiberspec, a
                                          division), a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          FRANK W. HAKE, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                          HOVER SYSTEMS, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          I & S, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          MCBISH MANAGEMENT, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          MECHANICAL CONSTRUCTION, INC.,
                                          a Delaware corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          MID-ATLANTIC CONSTRUCTORS, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          TALBOT REALTY, INC.,
                                          a Pennsylvania corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          BISH INVESTMENTS, INC.,
                                          a Delaware corporation


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          I & S JOINT VENTURE, L.L.C., a
                                          Pennsylvania limited liability company


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                    EXHIBIT G
                          PLEDGE AND SECURITY AGREEMENT
                                   (Borrower)

     THIS PLEDGE AND SECURITY AGREEMENT is entered into as of March    , 2003 by
                                                                    ---
and between MATRIX SERVICE COMPANY, a Delaware corporation (the "Borrower"), and BANK ONE, OKLAHOMA, NA, a national banking association having its principal office in Tulsa, Oklahoma, in its capacity as agent (the "Agent") for the lenders party to the Credit Agreement referred to below.

                              PRELIMINARY STATEMENT

     The Borrower, the Agent and the Lenders are entering into a Credit
Agreement dated as of March     , 2003 (as it may be amended or modified from
                            ----
time to time, the "Credit Agreement"). The Borrower is entering into this Pledge and Security Agreement (as it may be amended or modified from time to time, the "Security Agreement") in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement.

     ACCORDINGLY, the Borrower and the Agent, on behalf of the Lenders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     1.2 Terms Defined in Oklahoma Uniform Commercial Code. Terms defined in the Oklahoma UCC which are not otherwise defined in this Security Agreement are used herein as defined in the Oklahoma UCC.

     1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

     "Accounts" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

     "Chattel Paper" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Collateral" means all Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Pledged Deposits, and Other Collateral, wherever located, in which the Borrower now has or hereafter acquires any right or interest, and the Proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

     "Commercial Tort Claims" means existing or subsequently arising commercial tort claims of the Borrower, including without limitation those set forth on Exhibit "F" hereto.

     "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the Oklahoma UCC.

     "Default" means an event described in Section 5.1.

     "Deposit Accounts" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Documents" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Equipment" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

     "Fixtures" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "General Intangibles" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Oklahoma UCC" means the Oklahoma Uniform Commercial Code as in effect from time to time.

     "Instruments" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Inventory" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Investment Property" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Lenders" means the lenders party to the Credit Agreement and their successors and assigns.

     "Obligations" means any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all fees, costs and expenses incurred by the

Agent or the Lenders in connection with the preparation, administration, collection or enforcement thereof), of the Company to the Agent or any Lender or any branch, subsidiary or affiliate thereof, arising under or pursuant to this Security Agreement, the Credit Agreement and any promissory note or notes now or hereafter issued under the Credit Agreement.

     "Other Collateral" means any property of the Borrower, other than real estate, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Pledged Deposits, including, without limitation, all cash on hand, letter-of-credit rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all property of the Borrower other than real estate.

     "Pledged Deposits" means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which the Borrower may from time to time designate as pledged to the Agent or to any Lender as security for any Obligation, and all rights to receive interest on said deposits.

     "Proceeds" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

     "Required Secured Parties" means (x) prior to an acceleration of the obligations under the Credit Agreement, the Required Lenders, (y) after an acceleration of the obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders and their Affiliates holding in the aggregate at least 66 2/3% of the total of (i) the unpaid principal amount of outstanding Advances and (ii) the aggregate net early termination payments and all other amounts then due and unpaid from the Company to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion, and (z) after the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full (whether or not the obligations under the Credit Agreement were ever accelerated), Lenders and their Affiliates holding in the aggregate at least 66 2/3% of the aggregate net early termination payments and all other amounts then due and unpaid from the Company to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion.

     "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

     "Secured Obligations" means the Obligations and Rate Management Obligations entered into with one or more of the Lenders or their Affiliates.

     "Security" has the meaning set forth in Article 8 of the Oklahoma UCC.

     "Stock Rights" means any securities, dividends or other distributions and any other right or property which the Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Borrower now has or hereafter acquires any right, issued by an issuer of such securities.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

     The Borrower hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and (to the extent specifically provided herein) their Affiliates, a security interest in all of the Borrower's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Agent and the Lenders that:

     3.1. Title, Authorization, Validity and Enforceability. The Borrower has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under
Section 4.1.6, and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto. The execution and delivery by the Borrower of this Security Agreement has been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of the Borrower and creates a security interest which is enforceable against the Borrower in all now owned and hereafter acquired Collateral. When financing statements have been filed in the appropriate offices against the Borrower in the locations listed on Exhibit "F", the Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1.6.

     3.2. Conflicting Laws and Contracts. Neither the execution and delivery by the Borrower of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower's articles or certificate of incorporation or by-laws or other origination documents, the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of the Agent on behalf of the Lenders).

     3.3. Type and Jurisdiction of Organization. The Borrower is a corporation organized under the laws of the State of Delaware.

     3.4. Principal Location. The Borrower's mailing address and the location of its place of business (if it has only one) or its chief executive office is disclosed in Exhibit "A"; the Borrower has no other places of business except those set forth in Exhibit "A".

     3.5. Property Locations. Upon request by Agent, Borrower shall deliver to Agent a current list of the locations of all Inventory, Equipment and Fixtures. All of said locations must be owned by the Borrower except for locations (i) which are leased by the Borrower as lessee and designated in Part B of Exhibit "A" and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part C of Exhibit "A", with respect to which Inventory the Borrower has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to the Lenders to protect the Agent's and the Lenders' security interest in such Inventory.

     3.6. No Other Names. The Borrower has not conducted business under any name except the name in which it has executed this Security Agreement, which is the exact name as it appears in the Borrower's organizational documents, as amended, as filed with the Borrower's jurisdiction of organization.

     3.7. No Default. No Default or Unmatured Default exists.

     3.8. Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all records of the Borrower relating thereto and in all invoices and reports with respect thereto furnished to the Agent by the Borrower from time to time. As of the time when each Account or each item of Chattel Paper arises, the Borrower shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

     3.9. Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part A of Exhibit "B". None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for

(i) the vehicles described in Part B of Exhibit "B" and (ii) patents, trademarks and copyrights held by the Borrower and described in Part C of Exhibit "B". The legal description, county and street address of the property on which any Fixtures are located is set forth in Exhibit "C" together with the name and address of the record owner of each such property.

     3.10. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Borrower as debtor has been filed in any jurisdiction except (i) financing statements naming the Agent on behalf of the Lenders as the secured party, (ii) as described in Exhibit "D", and (iii) as permitted by Section 4.1.6.

     3.11. Federal Employer Identification Number. The Borrower's Federal
employer identification number is                  .
                                  -----------------

     3.12. State Organization Number. If the Borrower is a registered
organization, the Borrower's State organization number is                .
                                                          ---------------

     3.13. Pledged Securities and Other Investment Property. Exhibit "E" sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to the Agent. The Borrower is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit "E" as being owned by it, free and clear of any Liens, except for the security interest granted to the Agent for the benefit of the Lenders hereunder. The Grantor further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and (ii) with respect to any certificates delivered to the Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the Uniform Commercial Code of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible.

                                   ARTICLE IV
                                    COVENANTS

     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated:

     4.1. General.

          4.1.1. Inspection. The Borrower will permit the Agent or any Lender, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of the Borrower relating to the Collateral and (iii) to discuss the Collateral and the related records of the Borrower with, and to be advised as to the same by, the Borrower's officers and employees (and, in the case of any Receivable, with any person or entity which is or may be obligated thereon), all at such reasonable times and intervals as the Agent or such Lender may determine, and all at the Borrower's expense.

          4.1.2. Taxes. The Borrower will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which no Lien exists.

          4.1.3. Records and Reports; Notification of Default. The Borrower will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time request. The Borrower will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral.

          4.1.4. Financing Statements and Other Actions; Defense of Title. The Borrower hereby authorizes the Agent to file electronically or otherwise, and if requested will execute and deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral. The Borrower will take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

          4.1.5. Disposition of Collateral. The Borrower will not sell, lease or otherwise dispose of the Collateral except (i) prior to the occurrence of a Default or Unmatured Default, dispositions specifically permitted pursuant to Section 6.13 of the Credit Agreement, (ii) until such time following the occurrence of a Default as the Borrower receives a notice from the Agent instructing the Borrower to cease such transactions, sales or leases of Inventory in the ordinary course of business, and (iii) until such time as the Borrower receives a notice from the Agent pursuant to Article VII, proceeds of Inventory and Accounts collected in the ordinary course of business.

          4.1.6. Liens. The Borrower will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, (ii) existing Liens described in Exhibit "D" and (iii) other Liens permitted pursuant to Section 6.15 of the Credit Agreement.

          4.1.7. Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. The Borrower will:

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          (a)  preserve its existence as a corporation and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

          (b)  not change its state of organization;

     unless the Borrower shall have given the Agent not less than 30 days' prior written notice of such event or occurrence and the Agent shall have either
     (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Agent's security interest in the Collateral, or (y) taken such steps (with the cooperation of the Borrower to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Agent's security interest in the Collateral.

          4.1.8. Other Financing Statements. The Grantor will not sign or authorize the signing on its behalf or the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted by Section 4.1.6.

     4.2 Receivables.

          4.2.1. Certain Agreements on Receivables. The Borrower will not make or agree to make any change order(s), discount, credit, rebate or other reduction in the original amount owing on a Receivable (other than those reasonably deemed necessary and appropriate by Borrower which would not cause a Mandatory Prepayment under Section 2.7.2(iv) of the Credit Agreement) or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of a Default, the Borrower may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

          4.2.2. Collection of Receivables. Except as otherwise provided in this Security Agreement, the Borrower will collect and enforce, at the Borrower's sole expense, all amounts due or hereafter due to the Borrower under the Receivables.

          4.2.3. Delivery of Invoices. The Borrower will deliver to the Agent immediately upon its request after the occurrence of a Default duplicate invoices with respect to each Account bearing such language of assignment as the Agent shall specify.

          4.2.4. Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement permitted in Section 4.2.1. to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of the Borrower, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, the Borrower will disclose such fact to the Agent in writing in connection with the inspection by the Agent of any record of the Borrower relating to such Receivable and in connection with any invoice or report furnished by the Borrower to the Agent relating to such Receivable.

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     4.3 Inventory and Equipment.

          4.3.1. Maintenance of Goods. The Borrower will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition.

          4.3.2. Insurance. The Borrower will (i) maintain fire and extended coverage insurance on the Inventory and Equipment containing a lender's loss payable clause in favor of the Agent, on behalf of the Lenders, and providing that said insurance will not be terminated except after at least 30 days' written notice from the insurance company to the Agent, (ii) maintain such other insurance on the Collateral for the benefit of the Agent as the Agent shall from time to time request, (iii) furnish to the Agent upon the request of the Agent from time to time the originals of all policies of insurance on the Collateral and certificates with respect to such insurance and (iv) maintain general liability insurance naming the Agent, on behalf of the Lenders, as an additional insured.

          4.3.3. Titled Vehicles. The Borrower will give the Agent notice of its acquisition of any vehicle covered by a certificate of title and deliver to the Agent, upon request, the original of any vehicle title certificate and do all things necessary to have the Lien of the Agent noted on any such certificate.

     4.4. Instruments, Securities, Chattel Paper, Documents and Pledged Deposits. The Borrower will (i) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (ii) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any Chattel Paper, Securities and Instruments constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Agent shall specify, and (iv) upon the Agent's request, after the occurrence and during the continuance of a Default, deliver to the Agent (and thereafter hold in trust for the Agent upon receipt and immediately deliver to the Agent) any Document evidencing or constituting Collateral.

     4.5. Uncertificated Securities and Certain Other Investment Property. The Borrower will permit the Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Security Agreement. The Borrower will take any actions necessary to cause (i) the issuers of uncertificated securities which are Collateral and which are Securities and (ii) any financial intermediary which is the holder of any Investment Property, to cause the Agent to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, the Borrower will, with respect to

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Investment Property held with a financial intermediary, cause such financial intermediary to enter into a control agreement with the Agent in form and substance satisfactory to the Agent.

     4.6. Stock and Other Ownership Interests.

          4.6.1. Changes in Capital Structure of Issuers. Except as permitted in the Credit Agreement, the Borrower will not (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

          4.6.2. Issuance of Additional Securities. The Borrower will not permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to the Borrower.

          4.6.3. Registration of Pledged Securities and other Investment Property. The Borrower will permit any registerable Collateral to be registered in the name of the Agent or its nominee at any time at the option of the Required Secured Parties.

          4.6.4. Exercise of Rights in Pledged Securities and other Investment Property. The Borrower will permit the Agent or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests or Investment Property in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

     4.7. Pledged Deposits. The Borrower will not withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of the Agent.

     4.8. Deposit Accounts. The Borrower will (i) upon the Agent's request, cause each bank or other financial institution in which it maintains (a) a Deposit Account to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent in order to give the Agent Control of the Deposit Account or (b) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Agent hereunder and cause each such bank or other financial institution to acknowledge such notification in writing and (ii) upon the Agent's request [after the occurrence and during the continuance of a Default], deliver to each such bank or other financial institution a letter, in form and substance acceptable to the Agent, transferring ownership of the Deposit Account to the

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Agent or transferring dominion and control over each such other deposit to the
Agent until such time as no Default exists. In the case of deposits maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

     4.9. Letter-of-Credit Rights. The Borrower will upon the Agent's request, cause each issuer of a letter of credit, to consent to the assignment of proceeds of the letter of credit in order to give the Agent Control of the letter-of-credit rights to such letter of credit.

     4.10. Federal, State or Municipal Claims. The Grantor will notify the Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

                                    ARTICLE V
                                     DEFAULT

     5.1. The occurrence of any one or more of the following events shall constitute a Default:

          5.1.1. Any representation or warranty made by or on behalf of the Borrower under or in connection with this Security Agreement shall be materially false as of the date on which made.

          5.1.2. The breach by the Borrower of any of the terms or provisions of
     Article IV or Article VII.

          5.1.3. The breach by the Borrower (other than a breach which constitutes a Default under Section 5.1.1 or 5.1.2) of any of the terms or provisions of this Security Agreement which is not remedied within 10 days after the giving of written notice to the Borrower by the Agent.

          5.1.4. Any material portion of the Collateral shall be transferred or otherwise disposed of, either voluntarily or involuntarily, in any manner not permitted by Section 4.1.5 or 8.7 or shall be lost, stolen, damaged or destroyed.

          5.1.5. Any Secured Obligation shall not be paid when due, whether at stated maturity, upon acceleration, or otherwise.

          5.1.6. The occurrence of any "Default" under, and as defined in, the Credit Agreement.

          5.1.7. Any limited partnership interests or ownership interests in a limited liability company which are included within the Collateral shall at any time constitute a Security or the issuer of any such interests shall take any action to have such interests

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     treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Agent and such Security is properly defined as such under Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Agent has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

     5.2. Acceleration and Remedies. Upon the acceleration of the obligations under the Credit Agreement pursuant to Section 8.1 thereof, the Obligations and, to the extent provided for under the Rate Management Transactions evidencing the same, the Rate Management Obligations, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:

          5.2.1. Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this
     Section 5.2.1 shall not be understood to limit any rights or remedies available to the Agent and the Lenders prior to a Default.

          5.2.2. Those rights and remedies available to a secured party under the Oklahoma UCC (whether or not the Oklahoma UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement.

          5.2.3. Without notice except as specifically provided in Section 8.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

The Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Rate Management Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Rate Management Obligations pursuant to the terms of the agreement governing any Rate Management Transaction.

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     5.3. Debtor's Obligations Upon Default. Upon the request of the Agent after the occurrence of a Default, the Borrower will:

          5.3.1. Assembly of Collateral. Assemble and make available to the Agent the Collateral and all records relating thereto at any place or places specified by the Agent.

          5.3.2. Secured Party Access. Permit the Agent, by the Agent's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

     5.4. License. The Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a Default, the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. In addition, the Borrower hereby irrevocably agrees that the Agent may, following the occurrence and during the continuance of a Default, sell any of the Borrower's Inventory directly to any person, including without limitation persons who have previously purchased the Borrower's Inventory from the Borrower and in connection with any such sale or other enforcement of the Agent's rights under this Agreement, may sell Inventory which bears any trademark owned by or licensed to the Borrower and any Inventory that is covered by any copyright owned by or licensed to the Borrower and the Agent may finish any work in process and affix any trademark owned by or licensed to the Borrower and sell such Inventory as provided herein.

                                   ARTICLE VI
                        WAIVERS, AMENDMENTS AND REMEDIES

     No delay or omission of the Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Secured Obligations have been paid in full.

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                                   ARTICLE VII
                       PROCEEDS; COLLECTION OF RECEIVABLES

     7.1. Lockboxes. Upon request of the Agent after the occurrence of a Default or Unmatured Default, the Borrower shall execute and deliver to the Agent irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Agent, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Agent.

     7.2. Collection of Receivables. The Agent may at any time after the occurrence of a Default, by giving the Borrower written notice, elect to require that the Receivables be paid directly to the Agent for the benefit of the Lenders. In such event, the Borrower shall, and shall permit the Agent to, promptly notify the account debtors or obligors under the Receivables of the Lenders' interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Agent. Upon receipt of any such notice from the Agent, the Borrower shall thereafter hold in trust for the Agent, on behalf of the Lenders, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Agent shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4.

     7.3. Special Collateral Account. The Agent may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Agent and held there as security for the Secured Obligations. The Borrower shall have no control whatsoever over said cash collateral account. If no Default or Unmatured Default has occurred or is continuing, the Agent shall from time to time deposit the collected balances in said cash collateral account into the Borrower's general operating account with the Agent. If any Default or Unmatured Default has occurred and is continuing, the Agent may (and shall, at the direction of the Required Lenders, from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

     7.4. Application of Proceeds. The proceeds of the Collateral shall be applied by the Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Agent pursuant to this Security Agreement;

          (b) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders and their

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     Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

          (c) THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them;

          (d) FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them; and

          (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Agent into the Borrower's general operating account with the Agent.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     8.1. Notice of Disposition of Collateral; Condition of Collateral. The Borrower hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

     8.2. Compromises and Collection of Collateral. The Borrower and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Borrower agrees that the Agent may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

     8.3. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may perform or pay any obligation which the Borrower has agreed to perform or pay in this Security Agreement and the Borrower shall reimburse the Agent for any

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amounts paid by the Agent pursuant to this Section 8.3. The Borrower's obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

     8.4. Authorization for Secured Party to Take Certain Action. The Borrower irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent and appoints the Agent as its attorney in fact (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral,
(ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral,
(iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 4.1.5, to enforce payment of the Receivables in the name of the Agent or the Borrower, (vi) to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in Article VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and the Borrower agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent in connection therewith, provided that this authorization shall not relieve the Borrower of any of its obligations under this Security Agreement or under the Credit Agreement.

     8.5. Specific Performance of Certain Covenants. The Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5, 4.1.6, 4.4, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Borrower contained in this Security Agreement, that the covenants of the Borrower contained in the Sections referred to in this Section
8.5 shall be specifically enforceable against the Borrower.

     8.6. Use and Possession of Certain Premises. Upon the occurrence of a Default, the Agent shall be entitled to occupy and use any premises owned or leased by the Borrower where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay the Borrower for such use and occupancy.

     8.7. Dispositions Not Authorized. The Borrower is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1.5 and notwithstanding any course of dealing between the Borrower and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1.5) shall be binding

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upon the Agent or the Lenders unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Lenders.

     8.8. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Borrower shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent.

     8.9. Survival of Representations. All representations and warranties of the Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     8.10. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Borrower, together with interest and penalties, if any. The Borrower shall reimburse the Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Borrower in the performance of actions required pursuant to the terms hereof shall be borne solely by the Borrower.

     8.11. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     8.12. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

     8.13. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Borrower and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Borrower and the Agent relating to the Collateral.

     8.14. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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     8.15. Distribution of Reports. The Borrower authorizes the Agent, as the
Agent may elect in its sole discretion, to discuss with and furnish to its affiliates and to the Lenders or to any other person or entity having an interest in the Secured Obligations (whether as a guarantor, pledgor of collateral, participant or otherwise) all financial statements, audit reports and other information pertaining to the Borrower and its Subsidiaries whether such information was provided by the Borrower or prepared or obtained by the Agent. Neither the Agent nor any of its employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Borrower's and its Subsidiaries' condition which the Agent may in its sole discretion prepare and elect to distribute, nor shall the Agent or any of its employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

     8.16. Indemnity. The Borrower hereby agrees to indemnify the Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Agent or the Lenders or the Borrower, and any claim for patent, trademark or copyright infringement).

                                   ARTICLE IX
                                     NOTICES

     9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Credit Agreement.

     9.2. Change in Address for Notices. Each of the Borrower, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X
                                    THE AGENT

     Bank One, Oklahoma, NA has been appointed Agent for the Lenders hereunder pursuant to Article X of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such

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

hereunder only on the express conditions contained in such Article X. Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

     IN WITNESS WHEREOF, the Borrower and the Agent have executed this Security Agreement as of the date first above written.

                                          MATRIX SERVICE COMPANY,
                                          a Delaware corporation


                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------


                                          BANK ONE, OKLAHOMA, NA,
                                          as Agent


                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------


STATE OF                          )
         -------------------------
                                  ) SS
COUNTY OF                         )
          ------------------------

     The foregoing instrument was acknowledged before me this     day of March,
                                                              ---
2003, by , a        of             , on behalf of said
             ------    ------------


                                                   Notary Public
                                               My commission expires:

                                   EXHIBIT "A"
        (See Sections 3.3, 3.4, 3.5, 4.1.7 and 9.1 of Security Agreement)

Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:


     ---------------------

     ---------------------

     ---------------------

     ---------------------

     Attention:
               -----------

Locations of Inventory and Equipment and Fixtures:

A. Properties Owned by the Borrower:

B. Properties Leased by the Borrower (Include Landlord's Name):

C. Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

                                   EXHIBIT "B"
                     (See Section 3.9 of Security Agreement)

     A. Vehicles subject to certificates of title:

     Description   Title Number & State Where Issued
     -----------   ---------------------------------

     B. Aircraft/engines, ships, railcars and other vehicles governed by federal statute:

     Description   Registration Number
     -----------   -------------------

     C. Patents, copyrights, trademarks protected under federal law*:

----------
*For (i) trademarks, show the trademark itself, the registration date and the registration number; (ii) trademark applications, show the trademark applied for, the application filing date and the serial number of the application; (iii) patents, show the patent number, issue date and a brief description of the subject matter of the patent; and (iv) patent applications, show the serial number of the application, the application filing date and a brief description of the subject matter of the patent applied for. Any licensing agreements for patents or trademarks should be described on a separate schedule.

                                   EXHIBIT "C"
                     (See Section 3.9 of Security Agreement)

     Legal description, county and street address of property on which Fixtures are located:

     Name and Address of Record Owner:


                        --------------

                        --------------

                        --------------

                        --------------

                                   EXHIBIT "D"
               (See Sections 3.10 and 4.1.6 of Security Agreement)

                        EXISTING LIENS ON THE COLLATERAL

Secured Party   Collateral   Principal Balance   Maturity
-------------   ----------   -----------------   --------

                                   EXHIBIT "E"

                           List of Pledged Securities
                    (See Section 3.13 of Security Agreement)

     A. STOCKS:

Issuer   Certificate Number   Number of Shares
------   ------------------   ----------------

     B. BONDS:

Issuer   Number   Face Amount   Coupon Rate   Maturity
------   ------   -----------   -----------   --------

     C. GOVERNMENT SECURITIES:

Issuer   Number   Type   Face Amount   Coupon Rate   Maturity
------   ------   ----   -----------   -----------   --------

     D. OTHER SECURITIES OR OTHER INVESTMENT PROPERTY (CERTIFICATED AND UNCERTIFICATED):

 Issuer
Interest   Description of Collateral   Percentage Ownership
--------   -------------------------   --------------------

                                   EXHIBIT "F"

                             COMMERCIAL TORT CLAIMS

                          PLEDGE AND SECURITY AGREEMENT
                                  (Subsidiary)

     THIS PLEDGE AND SECURITY AGREEMENT is entered into as of March     , 2003
                                                                    ----
by and between                         , a            corporation (the
               ------------------------    ----------
"Grantor"), and BANK ONE, OKLAHOMA, NA, a national banking association having its principal office in Tulsa, Oklahoma, in its capacity as agent (the "Agent") for the Lenders party to the Credit Agreement referred to below.

                              PRELIMINARY STATEMENT

     MATRIX SERVICE COMPANY, a Delaware corporation ("Company"), the Agent and
the Lenders are entering into a Credit Agreement dated as of March     , 2003
                                                                   ----
(as it may be amended or modified from time to time, the "Credit Agreement"). The Grantor is entering into this Pledge and Security Agreement (as it may be amended or modified from time to time, the "Security Agreement") in order to induce the Lenders to enter into and extend credit to the Company under the Credit Agreement.

     ACCORDINGLY, the Grantor and the Agent, on behalf of the Lenders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     1.2. Terms Defined in Oklahoma Uniform Commercial Code. Terms defined in the Oklahoma UCC which are not otherwise defined in this Security Agreement are used herein as defined in the Oklahoma UCC.

     1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

     "Accounts" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

     "Chattel Paper" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Collateral" means all Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Pledged Deposits, and Other Collateral, wherever located, in which the Grantor now has or hereafter acquires any right or interest, and the Proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

     "Commercial Tort Claims" means existing or subsequently arising commercial tort claims of the Grantor, including without limitation those set forth on Exhibit "F" hereto.

     "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the Oklahoma UCC.

     "Default" means an event described in Section 5.1.

     "Deposit Accounts" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Documents" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Equipment" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

     "Fixtures" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "General Intangibles" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Oklahoma UCC" means the Oklahoma Uniform Commercial Code as in effect from time to time.

     "Instruments" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Inventory" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Investment Property" shall have the meaning set forth in Article 9 of the Oklahoma UCC.

     "Lenders" means the lenders party to the Credit Agreement and their successors and assigns.

     "Obligations" means any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including all

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

renewals, extensions and modifications thereof and all fees, costs and expenses incurred by the Agent or the Lenders in connection with the preparation, administration, collection or enforcement thereof), of the Company to the Agent or any Lender or any branch, subsidiary or affiliate thereof, arising under or pursuant to this Security Agreement, the Credit Agreement and any promissory note or notes now or hereafter issued under the Credit Agreement.

     "Other Collateral" means any property of the Grantor, other than real estate, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Pledged Deposits, including, without limitation, all cash on hand, letter-of-credit rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all property of the Grantor other than real estate.

     "Pledged Deposits" means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which the Grantor may from time to time designate as pledged to the Agent or to any Lender as security for any Obligation, and all rights to receive interest on said deposits.

     "Proceeds" shall have the meaning set forth in Article 9 of the Oklahoma
UCC.

     "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

     "Required Secured Parties" means (x) prior to an acceleration of the obligations under the Credit Agreement, the Required Lenders, (y) after an acceleration of the obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders and their Affiliates holding in the aggregate at least 66 2/3% of the total of (i) the unpaid principal amount of outstanding Advances and (ii) the aggregate net early termination payments and all other amounts then due and unpaid from the Company to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion, and (z) after the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full (whether or not the obligations under the Credit Agreement were ever accelerated), Lenders and their Affiliates holding in the aggregate at least 66 2/3% of the aggregate net early termination payments and all other amounts then due and unpaid from the Company to the Lenders or their Affiliates under Rate Management Transactions, as determined by the Agent in its reasonable discretion.

     "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

     "Secured Obligations" means the Obligations and Rate Management Obligations entered into with one or more of the Lenders or their Affiliates.

     "Security" has the meaning set forth in Article 8 of the Oklahoma UCC.

     "Stock Rights" means any securities, dividends or other distributions and any other right or property which the Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

     The Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and (to the extent specifically provided herein) their Affiliates, a security interest in all of the Grantor's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Grantor represents and warrants to the Agent and the Lenders that:

     3.1. Title, Authorization, Validity and Enforceability. The Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under
Section 4.1.6, and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto. The execution and delivery by the Grantor of this Security Agreement has been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of the Grantor and creates a security interest which is enforceable against the Grantor in all now owned and hereafter acquired Collateral. When financing statements have been filed in the appropriate offices against the Grantor in the locations listed on Exhibit "F", the Agent will have a fully perfected first priority

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

security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1.6.

     3.2. Conflicting Laws and Contracts. Neither the execution and delivery by the Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Grantor or the Grantor's articles or certificate of incorporation or by-laws or other origination documents, the provisions of any indenture, instrument or agreement to which the Grantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of the Agent on behalf of the Lenders).

     3.3. Type and Jurisdiction of Organization. The Borrower is a corporation organized under the laws of the State of Delaware.

     3.4. Principal Location. The Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office is disclosed in Exhibit "A"; the Grantor has no other places of business except those set forth in Exhibit "A".

     3.5. Property Locations. Upon request by Agent, Borrower shall deliver to Agent a current list of the locations of all Inventory, Equipment and Fixtures. All of said locations must be owned by the Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part B of Exhibit "A" and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part C of Exhibit "A", with respect to which Inventory the Grantor has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to the Lenders to protect the Agent's and the Lenders' security interest in such Inventory.

     3.6. No Other Names. The Grantor has not conducted business under any name except the name in which it has executed this Security Agreement, which is the exact name as it appears in the Grantor's organizational documents, as amended, as filed with the Grantor's jurisdiction of organization.

     3.7. No Default. No Default or Unmatured Default exists.

     3.8. Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all records of the Grantor relating thereto and in all invoices and reports with respect thereto furnished to the Agent by the Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, the Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

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

     3.9. Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part A of Exhibit "B". None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (i) the vehicles described in Part B of Exhibit "B" and (ii) patents, trademarks and copyrights held by the Grantor and described in Part C of Exhibit "B". The legal description, county and street address of the property on which any Fixtures are located is set forth in Exhibit "C" together with the name and address of the record owner of each such property.

     3.10. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Grantor as debtor has been filed in any jurisdiction except (i) financing statements naming the Agent on behalf of the Lenders as the secured party, (ii) as described in Exhibit "D", and (iii) as permitted by Section 4.1.6.

     3.11. Federal Employer Identification Number. The Grantor's Federal
employer identification number is            .
                                  -----------

     3.12. State Organization Number. If the Grantor is a registered
organization, the Grantor's State organization number is              .
                                                         -------------

     3.13. Pledged Securities and Other Investment Property. Exhibit "E" sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to the Agent. The Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit "E" as being owned by it, free and clear of any Liens, except for the security interest granted to the Agent for the benefit of the Lenders hereunder. The Grantor further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and (ii) with respect to any certificates delivered to the Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the Uniform Commercial Code of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible.

                                   ARTICLE IV
                                    COVENANTS

     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated:

     4.1. General.

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

          4.1.1. Inspection. The Grantor will permit the Agent or any Lender, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of the Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of the Grantor with, and to be advised as to the same by, the Grantor's officers and employees (and, in the case of any Receivable, with any person or entity which is or may be obligated thereon), all at such reasonable times and intervals as the Agent or such Lender may determine, and all at the Grantor's expense.

          4.1.2. Taxes. The Grantor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which no Lien exists.

          4.1.3. Records and Reports; Notification of Default. The Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time request. The Grantor will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral.

          4.1.4. Financing Statements and Other Actions; Defense of Title. The Grantor hereby authorizes the Agent to file electronically or otherwise, and if requested will execute and deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral. The Grantor will take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

          4.1.5. Disposition of Collateral. The Grantor will not sell, lease or otherwise dispose of the Collateral except (i) prior to the occurrence of a Default or Unmatured Default, dispositions specifically permitted pursuant to Section 6.13 of the Credit Agreement, (ii) until such time following the occurrence of a Default as the Grantor receives a notice from the Agent instructing the Grantor to cease such transactions, sales or leases of Inventory in the ordinary course of business, and (iii) until such time as the Grantor receives a notice from the Agent pursuant to Article VII, proceeds of Inventory and Accounts collected in the ordinary course of business.

          4.1.6. Liens. The Grantor will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, (ii) existing Liens described in Exhibit "D" and (iii) other Liens permitted pursuant to Section 6.15 of the Credit Agreement.

          4.1.7. Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. The Grantor will:

          (c) preserve its existence as a corporation and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

          (d)  not change its state of organization;

     unless the Grantor shall have given the Agent not less than 30 days' prior written notice of such event or occurrence and the Agent shall have either
     (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Agent's security interest in the Collateral, or (y) taken such steps (with the cooperation of the Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Agent's security interest in the Collateral.

          4.1.8. Other Financing Statements. The Grantor will not sign or authorize the signing on its behalf or the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted by Section 4.1.6.

     4.2. Receivables.

          4.2.1. Certain Agreements on Receivables. The Grantor will not make or agree to make any change order(s), discount, credit, rebate or other reduction in the original amount owing on a Receivable (other than those reasonably deemed necessary and appropriate by Grantor which would not cause a Mandatory Prepayment under Section 2.7.2(iv) of the Credit Agreement) or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of a Default, the Grantor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

          4.2.2. Collection of Receivables. Except as otherwise provided in this Security Agreement, the Grantor will collect and enforce, at the Grantor's sole expense, all amounts due or hereafter due to the Grantor under the Receivables.

          4.2.3. Delivery of Invoices. The Grantor will deliver to the Agent immediately upon its request after the occurrence of a Default duplicate invoices with respect to each Account bearing such language of assignment as the Agent shall specify.

          4.2.4. Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement permitted in Section 4.2.1. to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of the Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, the Grantor will disclose such fact to the Agent in writing in

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

     connection with the inspection by the Agent of any record of the Grantor relating to such Receivable and in connection with any invoice or report furnished by the Grantor to the Agent relating to such Receivable.

     4.3. Inventory and Equipment.

          4.3.1. Maintenance of Goods. The Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition.

          4.3.2. Insurance. The Grantor will (i) maintain fire and extended coverage insurance on the Inventory and Equipment containing a lender's loss payable clause in favor of the Agent, on behalf of the Lenders, and providing that said insurance will not be terminated except after at least 30 days' written notice from the insurance company to the Agent, (ii) maintain such other insurance on the Collateral for the benefit of the Agent as the Agent shall from time to time request, (iii) furnish to the Agent upon the request of the Agent from time to time the originals of all policies of insurance on the Collateral and certificates with respect to such insurance and (iv) maintain general liability insurance naming the Agent, on behalf of the Lenders, as an additional insured.

          4.3.3. Titled Vehicles. The Grantor will give the Agent notice of its acquisition of any vehicle covered by a certificate of title and deliver to the Agent, upon request, the original of any vehicle title certificate and do all things necessary to have the Lien of the Agent noted on any such certificate.

     4.4. Instruments, Securities, Chattel Paper, Documents and Pledged Deposits. The Grantor will (i) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (ii) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any Chattel Paper, Securities and Instruments constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Agent shall specify, and (iv) upon the Agent's request, after the occurrence and during the continuance of a Default, deliver to the Agent (and thereafter hold in trust for the Agent upon receipt and immediately deliver to the Agent) any Document evidencing or constituting Collateral.

     4.5. Uncertificated Securities and Certain Other Investment Property. The Grantor will permit the Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Security Agreement. The Grantor will take any actions necessary to cause (i) the issuers of uncertificated securities which are Collateral and

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

which are Securities and (ii) any financial intermediary which is the holder of any Investment Property, to cause the Agent to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, the Grantor will, with respect to Investment Property held with a financial intermediary, cause such financial intermediary to enter into a control agreement with the Agent in form and substance satisfactory to the Agent.

     4.6. Stock and Other Ownership Interests.

          4.6.1. Changes in Capital Structure of Issuers. Except as permitted in the Credit Agreement, the Grantor will not (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

          4.6.2. Issuance of Additional Securities. The Grantor will not permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to the Grantor.

          4.6.3. Registration of Pledged Securities and other Investment Property. The Grantor will permit any registerable Collateral to be registered in the name of the Agent or its nominee at any time at the option of the Required Secured Parties.

          4.6.4. Exercise of Rights in Pledged Securities and other Investment Property. The Grantor will permit the Agent or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests or Investment Property in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

     4.7. Pledged Deposits. The Grantor will not withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of the Agent.

     4.8. Deposit Accounts. The Grantor will (i) upon the Agent's request, cause each bank or other financial institution in which it maintains (a) a Deposit Account to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent in order to give the Agent Control of the Deposit Account or (b) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Agent hereunder and cause each such bank or other financial institution to acknowledge such notification in writing and (ii) upon the Agent's request [after the occurrence and during the continuance of a Default], deliver to each such bank or other financial institution a letter, in form and substance acceptable to the Agent, transferring ownership of the Deposit Account to the Agent or transferring dominion and control over each such other deposit to the Agent until such time as no Default exists. In the case of deposits maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

     4.10. Letter-of-Credit Rights. The Grantor will upon the Agent's request, cause each issuer of a letter of credit, to consent to the assignment of proceeds of the letter of credit in order to give the Agent Control of the letter-of-credit rights to such letter of credit.

     4.10. Federal, State or Municipal Claims. The Grantor will notify the Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

                                    ARTICLE V
                                     DEFAULT

     5.1. The occurrence of any one or more of the following events shall constitute a Default:

          5.1.1. Any representation or warranty made by or on behalf of the Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

          5.1.2. The breach by the Grantor of any of the terms or provisions of
     Article IV or Article VII.

          5.1.3. The breach by the Grantor (other than a breach which constitutes a Default under Section 5.1.1 or 5.1.2) of any of the terms or provisions of this Security Agreement which is not remedied within 10 days after the giving of written notice to the Grantor by the Agent.

          5.1.4. Any material portion of the Collateral shall be transferred or otherwise disposed of, either voluntarily or involuntarily, in any manner not permitted by Section 4.1.5 or 8.7 or shall be lost, stolen, damaged or destroyed.

          5.1.5. Any Secured Obligation shall not be paid when due, whether at stated maturity, upon acceleration, or otherwise.

          5.1.6. The occurrence of any "Default" under, and as defined in, the Credit Agreement.

          5.1.7. Any limited partnership interests or ownership interests in a limited liability company which are included within the Collateral shall at any time constitute a Security or the issuer of any such interests shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Agent and such Security is properly defined as such under
     Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Agent has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the Uniform Commercial Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

     5.2. Acceleration and Remedies. Upon the acceleration of the obligations under the Credit Agreement pursuant to Section 8.1 thereof, the Obligations and, to the extent provided for under the Rate Management Transactions evidencing the same, the Rate Management Obligations, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:

          5.2.1. Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this
     Section 5.2.1 shall not be understood to limit any rights or remedies available to the Agent and the Lenders prior to a Default.

          5.2.2. Those rights and remedies available to a secured party under the Oklahoma UCC (whether or not the Oklahoma UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement.

          5.2.3. Without notice except as specifically provided in Section 8.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

The Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Rate Management Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Rate Management

Obligations pursuant to the terms of the agreement governing any Rate Management Transaction.

     5.3. Debtor's Obligations Upon Default. Upon the request of the Agent after the occurrence of a Default, the Grantor will:

          5.3.1. Assembly of Collateral. Assemble and make available to the Agent the Collateral and all records relating thereto at any place or places specified by the Agent.

          5.3.2. Secured Party Access. Permit the Agent, by the Agent's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

     5.4. License. The Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, the Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a Default, the Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. In addition, the Grantor hereby irrevocably agrees that the Agent may, following the occurrence and during the continuance of a Default, sell any of the Grantor's Inventory directly to any person, including without limitation persons who have previously purchased the Grantor's Inventory from the Grantor and in connection with any such sale or other enforcement of the Agent's rights under this Agreement, may sell Inventory which bears any trademark owned by or licensed to the Grantor and any Inventory that is covered by any copyright owned by or licensed to the Grantor and the Agent may finish any work in process and affix any trademark owned by or licensed to the Grantor and sell such Inventory as provided herein.

                                   ARTICLE VI
                        WAIVERS, AMENDMENTS AND REMEDIES

     No delay or omission of the Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Secured Obligations have been paid in full.

                                   ARTICLE VII
                       PROCEEDS; COLLECTION OF RECEIVABLES

     7.1. Lockboxes. Upon request of the Agent after the occurrence of a Default or Unmatured Default, the Grantor shall execute and deliver to the Agent irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Agent, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Agent.

     7.2. Collection of Receivables. The Agent may at any time after the occurrence of a Default, by giving the Grantor written notice, elect to require that the Receivables be paid directly to the Agent for the benefit of the Lenders. In such event, the Grantor shall, and shall permit the Agent to, promptly notify the account debtors or obligors under the Receivables of the Lenders' interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Agent. Upon receipt of any such notice from the Agent, the Grantor shall thereafter hold in trust for the Agent, on behalf of the Lenders, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Agent shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4.

     7.3. Special Collateral Account. The Agent may require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Agent and held there as security for the Secured Obligations. The Grantor shall have no control whatsoever over said cash collateral account. If no Default or Unmatured Default has occurred or is continuing, the Agent shall from time to time deposit the collected balances in said cash collateral account into the Grantor's general operating account with the Agent. If any Default or Unmatured Default has occurred and is continuing, the Agent may (and shall, at the direction of the Required Lenders, from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

     7.4. Application of Proceeds. The proceeds of the Collateral shall be applied by the Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Agent pursuant to this Security Agreement;

          (b) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

          (c) THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Grantor to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them;

          (d) FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them; and

          (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Agent into the Grantor's general operating account with the Agent.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     8.1. Notice of Disposition of Collateral; Condition of Collateral. The Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

     8.2. Compromises and Collection of Collateral. The Grantor and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Grantor agrees that the Agent may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

     8.3. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement and the Grantor shall reimburse the Agent for any amounts paid by the Agent pursuant to this
Section 8.3. The Grantor's obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

     8.4. Authorization for Secured Party to Take Certain Action. The Grantor irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent and appoints the Agent as its attorney in fact (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral,
(ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral,
(iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 4.1.5, to enforce payment of the Receivables in the name of the Agent or the Grantor, (vi) to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in Article VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and the Grantor agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent in connection therewith, provided that this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

     8.5. Specific Performance of Certain Covenants. The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5, 4.1.6, 4.4, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Grantor contained in this Security Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section
8.5 shall be specifically enforceable against the Grantor.

     8.6. Use and Possession of Certain Premises. Upon the occurrence of a Default, the Agent shall be entitled to occupy and use any premises owned or leased by the Grantor where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay the Grantor for such use and occupancy.

     8.7. Dispositions Not Authorized. The Grantor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1.5 and notwithstanding any course of dealing between the Grantor and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1.5) shall be binding upon the Agent or the Lenders unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Lenders.

     8.8. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor, the Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent.

     8.9. Survival of Representations. All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     8.10. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse the Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.

     8.11. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     8.12. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

     8.13. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantor and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantor and the Agent relating to the Collateral.

     8.14. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     8.15. Distribution of Reports. The Grantor authorizes the Agent, as the Agent may elect in its sole discretion, to discuss with and furnish to its affiliates and to the Lenders or to any other person or entity having an interest in the Secured Obligations (whether as a guarantor, pledgor of collateral, participant or otherwise) all financial statements, audit reports and other information pertaining to the Grantor and its Subsidiaries whether such information was provided by the Grantor or prepared or obtained by the Agent. Neither the Agent nor any of its employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Grantor's and its Subsidiaries' condition which the Agent may in its sole discretion prepare and elect to distribute, nor shall the Agent or any of its employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

     8.16. Indemnity. The Grantor hereby agrees to indemnify the Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Agent or the Lenders or the Grantor, and any claim for patent, trademark or copyright infringement).

                                   ARTICLE IX
                                     NOTICES

     9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Credit Agreement.

     9.2. Change in Address for Notices. Each of the Grantor, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X
                                    THE AGENT

     Bank One, Oklahoma, NA has been appointed Agent for the Lenders hereunder pursuant to Article X of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article X. Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

     IN WITNESS WHEREOF, the Grantor and the Agent have executed this Security Agreement as of the date first above written.


                                              ----------------------------------


                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------


                                              BANK ONE, OKLAHOMA, NA,
                                              as Agent


                                              By:
                                                  ------------------------------
                                              Title:
                                                     ---------------------------

STATE OF                         )
         ------------------------
                                 ) SS
COUNTY OF                        )
         ------------------------

     The foregoing instrument was acknowledged before me this     day of March,
                                                              ---
2003, by , a     of              , on behalf of said
             ----   -------------

                                                   Notary Public
                                               My commission expires:

                                   EXHIBIT "A"
        (See Sections 3.3, 3.4, 3.5, 4.1.7 and 9.1 of Security Agreement)

Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

     -------------------------

     -------------------------

     -------------------------

     -------------------------

     Attention:
               ---------------

Locations of Inventory and Equipment and Fixtures:

A. Properties Owned by the Grantor:

B. Properties Leased by the Grantor (Include Landlord's Name):

C. Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

                                   EXHIBIT "B"
                     (See Section 3.9 of Security Agreement)

     A. Vehicles subject to certificates of title:

     Description   Title Number & State Where Issued
     -----------   ---------------------------------

     B. Aircraft/engines, ships, railcars and other vehicles governed by federal statute:

     Description   Registration Number
     -----------   -------------------

     C. Patents, copyrights, trademarks protected under federal law*:

----------
*For (i) trademarks, show the trademark itself, the registration date and the registration number; (ii) trademark applications, show the trademark applied for, the application filing date and the serial number of the application; (iii) patents, show the patent number, issue date and a brief description of the subject matter of the patent; and (iv) patent applications, show the serial number of the application, the application filing date and a brief description of the subject matter of the patent applied for. Any licensing agreements for patents or trademarks should be described on a separate schedule.

                                   EXHIBIT "C"
                     (See Section 3.9 of Security Agreement)

     Legal description, county and street address of property on which Fixtures are located:

     Name and Address of Record Owner:

                         -------------

                         -------------

                         -------------

                         -------------

                                   EXHIBIT "D"
               (See Sections 3.10 and 4.1.6 of Security Agreement)

                        EXISTING LIENS ON THE COLLATERAL

Secured Party   Collateral   Principal Balance   Maturity
-------------   ----------   -----------------   --------

                                   EXHIBIT "E"

                           List of Pledged Securities
                    (See Section 3.13 of Security Agreement)

     A. STOCKS:

Issuer     Certificate Number   Number of Shares
------     ------------------   ----------------

     B. BONDS:

Issuer     Number   Face Amount   Coupon Rate   Maturity
------     ------   -----------   -----------   --------

     C. GOVERNMENT SECURITIES:

Issuer     Number   Type   Face Amount   Coupon Rate   Maturity
------     ------   ----   -----------   -----------   --------

     D. OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
     (CERTIFICATED AND UNCERTIFICATED):

 Issuer
Interest   Description of Collateral   Percentage Ownership
--------   -------------------------   --------------------

                                   EXHIBIT "F"

                             COMMERCIAL TORT CLAIMS

                                    EXHIBIT H

                           BORROWING BASE CERTIFICATE

MATRIX SERVICE COMPANY ("Borrower") pursuant to the Credit Agreement (the "Agreement") dated March 7, 2003, among Borrower, Agent and the Lenders party thereto, hereby certifies to Agent and Lenders that the following Borrowing Base
is true and correct as of the close of business on           , 20    is:
                                                   ----------    ----

1.   Total Accounts as of                                               $_______________
                         ----------------

2.   Less (a) Invoices over 90 days old                                 $_______________

     (b) Contra Accounts                                                $_______________

     (c) Accounts tainted by 10% >90 days old                           $_______________

     (d) Accounts evidenced by a third party lien                       $_______________

     (e) Accounts in Bankruptcy                                         $_______________

     (f) Affiliate Accounts                                             $_______________

     (g) Foreign Accounts other than allowed Canadian Accounts          $_______________

     (h) Retainage Accounts                                             $_______________

     (i) Concentrations in excess of 25%                                $_______________

     (j) Other Ineligibles as defined by the Credit Agreement           $_______________

3.   Eligible Accounts (Line 1 less 2 a-j)                              $_______________

     (a) Less: Amount that Billings in Excess exceeds Costs in Excess   $_______________

     (b) Amount in the aggregate in excess of $10,000,000               $_______________
        from bonded Accounts

4.   Restated Eligible Accounts (Line 3 less Lines 3(a) and 3(b))       $_______________

5.   Borrowing Base (Line 4 x .80) (Maximum of $55,000,000)             $_______________

6.   Revolving Loan Balance                                             $_______________

7.   Letters of Credit (Maximum of $25,000,000)                         $_______________

8.   Total Outstanding (Line 6 + Line 7)                                $_______________

9.   Excess/Deficit Collateral Margin (Line 5 less Line 8)              $_______________

10.  Available Credit (Lesser of Line 9 or $55,000,000)                 $_______________

                                              MATRIX SERVICE COMPANY


                                              By:
                                                 -------------------------------
                                                 Michael J. Hall, Vice President

                                    EXHIBIT I

                            UCC-1 FINANCING STATEMENT

                                    EXHIBIT J

                    MORTGAGED PROPERTIES SECURITY INSTRUMENTS

                                   SCHEDULE 1

                                   HAKE GROUP

                                   SCHEDULE 2

                              MORTGAGED PROPERTIES

TULSA COUNTY:
--------------------------------------------------------------------------------
PROPERTY ADDRESS                   LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service, Inc.     Lot Fifteen (15), Block One (1), WOLF POINT INDUSTRIAL
10701 E. Ute Street      PARKWAY, WEST, an Addition in the City of Tulsa, Tulsa
Tulsa, OK  74116         County, State of Oklahoma, according to the recorded
                         plat thereof.
--------------------------------------------------------------------------------
Matrix Service, Inc.     The Northeast Quarter of the Northwest Quarter of the
Pine & 143rd E. Avenue   Northeast Quarter (NE/4 NW/4 NE/4) of Section
Tulsa, Oklahoma          Thirty-three (33), Township Twenty (20) North, Range
                         Fourteen (14) East of the Indian Base and Meridian, according to the U. S. Government Survey thereof, Tulsa
                         County, State of Oklahoma, less and except the Northerly 289.93 feet of the easterly 176.45 feet thereof.

                         AND

                         Commencing at the Northeast Corner of said Section 33;
                         thence South 89(degree)36'25" West along the northerly
                         line of said Section 33 for 1262.47 feet to the point
                         of beginning of said tract of land; thence South
                         0(degree)11'15" East a distance of 769.93 feet; thence
                         South 89(degree)48'45"West for 59.95 feet; thence North
                         0(degree)11'15" West for 769.71 feet to a point on the
                         northerly line of said Section 33; thence North
                         89(degree)36'25" East along said northerly line for
                         59.95 feet to the point of beginning of said tract of
                         land, less and except the northerly 289.93 feet
                         thereof.
--------------------------------------------------------------------------------
Matrix Service Company   Tract I:
4300 E. 36th Street
North                    All that part of the North Half of the Northwest
Tulsa, OK  74115         Quarter of the Northeast Quarter (N/2 NW/4 NE/4), lying
                         North of the Atchison, Topeka and Santa Fe Railway
                         Right-of Way, in Section Twenty-One (21), Township
                         Twenty (20) North, Range Thirteen (13) East of the
                         Indian Base and Meridian, Tulsa County, State of
                         Oklahoma, according to the United States Government
                         Survey thereof, LESS AND EXCEPT the following tract,
                         more particularly describes as follows:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BEGINNING at the Northeast corner of said NW/4 NE/4; thence West along the North boundary of said NE/4 NE/4 a distance of 143.97 feet to the center line of Toledo Avenue; thence South 0(degree)53'03' West along the center line of Toledo Avenue, a distance of 301.2 feet to a point in the northerly right-of-way line of the Atchison, Topeka and Santa Fe Railway Right-of-Way; thence North 81(degree)26'00" East long the northerly right-of-way line of the Atchison, Topeka and Santa Fe Railway Right-of-Way a distance of 150.92 feet to a point in the East boundary line of said NE/4 NE/4; thence North 0(S)04'00" East along the Easterly boundary line of said NW/4 NE/4 a distance of 278.56 feet to the Point of Beginning.

                         AND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4300 E. 36th Street      TRACT II
North
Continued...             A parcel of land in the County of Tulsa, State of
                         Oklahoma, lying in the Northwest Quarter of the Northeast Quarter (NW/4 NE/4) of Section Twenty-one
                         (21), Township Twenty (20) North, Range Thirteen (13)
                         East of the Indian Meridian, being that portion of that certain Tract Number 2 and that portion of that certain
                         Tract Number 3 described in award of referees entitled
                         "In the United States Court for the Indian Territory,
                         Northern District at Claremore. The Atchison, Topeka and Santa Fe Railway Company, Plaintiff -vs- Pierce P.
                         Butler, Daniel R. Butler, Kathleen P. Butler and the
                         Cherokee Nation or Tribe of Indians, Defendants," filed of record December 21, 1910 and recorded in Record 76, Page 527, records of said County described as follows:

                         Beginning at the Northwesterly corner of said Tract Number 3, said corner being distant South 0 deg. 01' 52" West along the Westerly line of said Northwest Quarter 426.85 feet from the Northwest corner of said Northwest Quarter; thence along the boundary of said Tract Number 3 and along the boundary of said Tract Number 2 the following Three (3) courses: (1) North 81 deg. 32' 24" East, 820.10 feet; thence (2) South 8 deg. 27' 36" East, 50.00 feet; thence (3) North 81 deg. 32' 24" East 330.09 feet to a line
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         parallel with and distant Westerly 25.0 feet measured at Right Angles from that certain center line course described in easement Deed dated July 5, 1960, from W.
                         D. Clark and Mary C. Patchin to Tulsa County, State of Oklahoma, recorded April 29, 1946 in Book 1428, Page 622, records of said County, as "North and parallel to the North and South center line of Section 21 a distance of 409.4 feet more or less to the South Right-of-Way line of the County Highway"; thence South 1 deg. 03' 12" West along said parallel line, 76.05 feet to a line parallel with and distant Northerly 25.7 feet measured at right angles from the center line of that certain railroad track designated in the records of said Railway Company as the "Illinois Division, Tulsa Subdivision, Main Line Track at Mohawk Station"; thence South 81 deg. 32' 24" West along last said parallel line 1156.29 feet to the Westerly boundary of said Tract Number 3 said Westerly boundary being along said Westerly line of said Northwest Quarter, thence North 0 deg. 01' 52" East along said Westerly boundary
                         126.39 feet to the Point of Beginning.
--------------------------------------------------------------------------------

ROGERS COUNTY:
--------------------------------------------------------------------------------
PROPERTY ADDRESS         LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service Company   A tract of land that is part of the Southeast Quarter
1105 W. Main Parkway     (SE/4) of Section Six (6), part of the Northeast
Catoosa, OK 74015        Quarter (NE/4) of Section Seven (7), and part of the
                         Northwest Quarter (NW/4) of Section Eight 8, all in
                         Township Twenty (20 North, Range Fifteen (15) East of the Indian Base and Meridian, Rogers County, State of
                         Oklahoma, according to the United States Government
                         Survey thereof, said tract of land being described as follows, to wit:

                         Starting at the Southeast corner of said Section 6;
                         thence due West for 1,268.58 feet; thence due South for
                         877.98 feet to the Point of Beginning of said tract of
                         land; thence North 08(degree)23'24" East for 2,075.19
                         feet; thence South 36(degree)59'43" East for 2,675.12
                         feet to a point of curve; thence Southeasterly along a
                         curve to the right with a central angle of
                         22(degree)22'51" and a radius of 611.62 feet, for
                         238.91 feet; thence North 81(degree)36'36" West for
                         2,037.69 feet to the point of Beginning of said tract
                         of land.
--------------------------------------------------------------------------------
Matrix Service Company   A tract of land in the west half of Section 8 and East
1045 Keystone Avenue     half of Section 7, Township 20 North, Range 15 East of
Catoosa, OK 74015        the Indian and Meridian, Rogers County, Oklahoma, more
                         particularly described as follows, to wit:

                         Beginning at a point 212.10 feet due east and 2315.65 feet due south of the northeast corner of said Section 7; thence due South a distance of 615.00 feet; thence due West a distance of 900.00 feet; thence N45(degree)00'00"W a distance of 14.14 feet; thence due north a distance of 605.00 feet; thence due east a distance of 910.00 feet to the point of beginning; Containing 12.85 acres, more or less.
--------------------------------------------------------------------------------

STATE OF CALIFORNIA:
--------------------------------------------------------------------------------
PROPERTY ADDRESS         LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service, Inc.     All that certain land situated in the State of
500 West Collins         California, County of Orange, City of Orange, described
Avenue Orange            as follows:
California
                         Parcel 1 as shown on a Map filed in Book 5, Page 23
                         of Parcel Maps in the Office of the County Recorder
                         of Orange County, California.
--------------------------------------------------------------------------------

STATE OF MICHIGAN:
--------------------------------------------------------------------------------
PROPERTY ADDRESS                   LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service           Land in the Township of Bedford, Monroe County,
Mid-Continent, Inc.      Michigan described as:

6945 Crabb Road          Part of the Southeast quarter and the Northeast
Temperance, Michigan     quarter of Section 35, Town 8 South, Range 7 East,
48182                    described as: Beginning at the East quarter corner of
                         said Section 35, and proceeding thence along the East
                         line of Section 35, also being the centerline of
                         Crabb Road, South 00 degrees 27 minutes 30 seconds
                         West 390.53 feet; thence North 89 degrees 40 minutes
                         05 seconds West 676.00 feet; thence North 00 degree
                         27 minutes 30 seconds East 458.59 feet; thence South
                         89 degrees 32 minutes 30 seconds East 676.00 feet;
                         thence along the East line of Section 35, also being
                         the centerline of Crabb Road, South 00 degree 27
                         minutes 30 seconds West 66.57 feet to the East
                         quarter corner of said Section 35, also being the
                         point of beginning.
--------------------------------------------------------------------------------

STATE OF TEXAS:
--------------------------------------------------------------------------------
PROPERTY ADDRESS                  LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service, Inc.     All that certain tract or parcel of land containing
                         6.4866 acres, more or less, being the combination of
7021 Gregdale            two (2) separate tracts of land, TRACT ONE (1) of said
Houston, Texas 77049     separate tracts being a five (5) acre tract out of
                         Tract No. 16 of the J. W. MOODY SURVEY, Harris County,
                         Texas, as recorded in Volume 754, Page 272 of the Deed
                         Records of Harris County, Texas, and TRACT TWO (2) of said separate tracts being a part of a six and one-half
                         (6 1/2) acre tract out of said J. W. MOODY SURVEY, said
                         TRACT TWO (2) being conveyed by Maurice Haydis et ux to Jeanette Mintz, et vir., by Deed dated August 18, 1944 and recorded in Volume 1343, Page 241 of the Harris
                         County Deed Records; said 6.4866 acre tract being more particularly described by metes and bounds as follows:

                         BEGINNING at a 5/8 inch iron rod (set) with a fence post (found) for reference in the West margin of Gregdale Road, based on a right-of-way; said iron rod also being the Southeast corner of the Ella J. Juden 10 acre tract; THENCE North 89(degree) 00' 17" West, along the South line of the Ella J. Juden 10 acre tract, a distance of 475.37 feet to a 5/8 inch iron rod (set) for a corner in the East line of the G. Hargrave tract of land; THENCE South 00(degree)54'54" West, a distance of 233.56 feet to a point for corner; THENCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         North 88(degree)49'24" West, a distance of 491.30 feet to a 5/8 inch iron rod (set) for a corner; THENCE South 00(degree)5'45" West, a distance of 177.24 feet to a 3/4 inch iron pipe (found) in the North line of the 14 acre McCullough Tract; THENCE South 89(degree)00'36" East, a distance of 8973.46 feet to 5/8 inch iron rod
                         (set) in the West line of Gregdale Road; THENCE North along said West line of Gregdale Road a distance of
                         209.22 feet back to the POINT OF BEGINNING of the herein described tract.
--------------------------------------------------------------------------------

STATE OF WASHINGTON:
--------------------------------------------------------------------------------
PROPERTY ADDRESS         LEGAL DESCRIPTION
--------------------------------------------------------------------------------
Matrix Service, Inc.     Parcel A:
                         Parcel 6, as delineated on Henefin Industrial Tracts
3810 Bakerview Spur      specific Binding Site Plan No. 2, Whatcom County,
Bellingham Washington    Washington, according to the plat thereof, recorded in
98226                    Volume 1 of Binding Site Plans, Page 51, under
                         Auditor's File No. 891103002, Records of Whatcom
                         County, Washington. Except for that portion deeded to the City of Bellingham by deed recorded under Whatcom
                         County Auditor's File No. 1980600758.

                         Situate in Whatcom County, Washington

                         Parcel B:
                         Parcel 7, as delineated on Henefin Industrial Tracts specific Binding Site Plan No. 2, Whatcom County, Washington, according to the plat thereof, recorded in Volume 1 of Binding Site Plans, Page 51, under Auditor's File No. 891103002, Records of Whatcom County, Washington. Except for that portion deeded to the City of Bellingham by deed recorded under Whatcom County Auditor's File No. 1980600758.

                         Situate in Whatcom County, Washington

                         Parcel C:
                         A 60 foot wide easement for ingress, egress, utilities and drainage as delineated on Henifin Industrial Tracts specific Binding Site Plan No. 2, Whatcom County, Washington, according to the plat thereof recorded in Volume 1 of Binding Site Plans, Page 51, under Auditor's File No. 891103002, records of Whatcom County, Washington

                         Situated in Whatcom County, Washington.
--------------------------------------------------------------------------------

STATE OF PENNSYLVANIA:
--------------------------------------------------------------------------------
PROPERTY ADDRESS         LEGAL DESCRIPTION
--------------------------------------------------------------------------------
The Hake Group, Inc.
                         ALL THAT CERTAIN tract or parcel of land situate in the
Holmes PA                Township of Ridley, County of Delaware and Commonwealth
                         of Pennsylvania, being known and designated as Parcel
                         Number 1, as shown on a Lot Consolidation Plan by J. C.
                         Park Associates, Inc., Engineers and Surveyors,
                         Washington Crossing, PA dated November 30, 1994, Job
                         No. 6271-1, being more particularly described as follows, to wit:

                         BEGINNING at a point, said point being the intersection of the centerline of vacated Talbot Avenue (40 feet wide) with the Northerly right of way line of the Baltimore and Ohio Railroad, said point being distant
                         20.25 feet measured on a bearing of South 65 degrees 00 minutes 00 seconds West from a monument (found) at the intersection of the Easterly right of way line of said Baltimore and Ohio Railroad, and running, thence: (1) South 65 degrees 00 minutes 00 seconds West a distance of 313.13 feet crossing over a monument (found) at
                         20.25 feet from the beginning of this course, along the Northerly right of way line of said Baltimore and Ohio Railroad to a point in the Easterly right of way line of Price Avenue (50 feet wide), thence: (2) North 25 degrees 00 minutes 00 seconds West a distance of 325.00 feet along said right of way of Price Avenue to a point, said point being the Southwesterly corner of lands now or late of John and Teresa Snow, thence: (3) North 65 degrees 00 minutes 00 seconds East a distance of 125.00 feet along lands of said John and Teresa Snow to a point, thence: (4) South 25 degrees 00 minutes 00 seconds East a distance of 85.00 feet along lands now or late of Edward and Dolores Laurelli to a point, said point being the Southwesterly corner of said Edward and Dolores Laurelli, thence: (5) North 65 degrees 00 minutes 00 seconds East a distance of 150.40 feet along said lands of Edward and Dolores Laurelli to a point in the centerline of said Talbot Avenue at its terminus, thence: (6) South 33 degrees 56 minuets 00 seconds East a distance of 242.94 feet along the centerline of said vacated portion of Talbot Avenue to the first mentioned point and place of beginning.

                         CONTAINING 81,244 square feet of land, more or less.
--------------------------------------------------------------------------------
The Hake Group           BEING known as Folio No. 38-03-01883-00 and part of the
                         vacated bed of Talbot Avenue, as shown on the above
                         mentioned plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Homes, PA continued      Talbot Avenue, as shown on the above mentioned plan.

                         Together with and subject to the "Proposed Access Easement" (8,401 square feet or 0.193 acre) bounded and described as follows:

                         ALL THAT CERTAIN easement situate in the Township of Ridley, County of Delaware and Commonwealth of Pennsylvania, bounded and described according to a Lot Consolidation Plan of Nelson Company Site prepared by J.C. Park Associates, Inc., Engineers and Surveyors, Washington Crossing, PA dated November 30, 1994 Job number 6271-1 as follows, to wit:

                         BEGINNING at a point, said point being the
                         Southeasterly corner at the terminus of Talbot Avenue (40 feet wide) being distant 167.78 feet measured on a bearing of South 33 degrees 56 minutes 00 seconds East from the intersection of the Southerly right of way line of Amosland Road (48 feet wide) with the Northeasterly right of way line of Talbot Avenue, and running, thence: (1) South 33 degrees 56 minutes 00 seconds East, a distance of 7.83 feet along the vacated Northeasterly right of way line of Talbot Avenue to a point on the face of a 2-story masonry building, thence: (2) South 55 degrees 49 minutes 32 seconds West a distance of 9.39 feet along said face of building to a point; thence: (3) South 34 degrees 10 minutes 20 seconds East a distance of 66.08 feet continuing along said face of building to a point, thence: (4) North 55 degrees 49 minutes 32 seconds East a distance of 9.11 feet continuing along said face of building to a point in the said vacated right of way line, thence: (5) South 33 degrees 56 minutes 00 seconds East a distance of 23.86 feet along said vacated right of way line to a point on the face of said building, thence: (6) South 56 degrees 03 minutes 36 seconds West a distance of
                         13.64 feet along said face of building to a point, thence: (7) South 33 degrees 56 minutes 24 seconds East a distance of 27.43 feet along said face of building to a point, thence: (8) North 56 degrees 03 minutes 36 seconds East a distance of 4.00 feet along said face of building to a point, thence: (9) South 33 degrees 56 minutes 24 seconds East a distance of 9.00 feet along said face of building to a point, thence: (10) North 56 degrees 03 minutes 36 seconds East a distance of 9.64 feet along said face of building to a point in the said vacated right of way line, thence: (11) South 33 degrees 56 minutes 00 seconds East a distance of 108.74 feet along said vacated right of way line
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         to a monument (found) said monument being the intersection of the said vacated Northeasterly right of way line with the Northerly right of way line of the Baltimore and Ohio Railroad, thence: (12) South 65 degrees 00 minutes 00 seconds West a distance of 40.49 feet along said right of way line to a monument (found) said monument being the intersection of the said Northerly right of way line of the Baltimore and Ohio Railroad with the Southwesterly right of way line of said vacated Talbot Avenue, thence: (13) North 33 degrees 56 minutes 00 seconds West a distance of 73.69 feet along said vacated right of way line to a point on the face of a 2-story masonry building, thence: (14) North 25 degrees 09 minutes 59 seconds West a distance of 56.22 feet along said face of building to a point; thence: (15) South 64 degrees 55 minutes 19 seconds West a distance of 8.67 feet along said face of building to a point in the said vacated right of way line, thence: (16) North 33 degrees 56 minutes 00 seconds West a distance of 112.34 feet along said vacated right of way line to a point, said point being the Southwesterly corner at the terminus of Talbot Avenue, thence: (17) North 65 degrees 00 minutes 00 seconds East a distance of 40.49 feet to the first mentioned point and place of beginning. CONTAINING 8,401 square feet of land more or less.
--------------------------------------------------------------------------------

                                   SCHEDULE 3

                             TITLE INSURANCE AMOUNT

    PROPERTY ADDRESS                          TITLE INSURANCE AMOUNT
    ----------------                          ----------------------

10701 E. Ute Street                                 $  700,000
Tulsa, OK

1045 Keystone Avenue                                $2,100,000
Catoosa, OK

4300 E. 36th Street North                           $1,140,000
Tulsa, OK

1105 West Main Parkway                              $8,500,000
Catoosa, OK

14200 E. Pine Street                                $  240,000
Tulsa, OK

6945 Crabb Road                                     $  680,000
Temperance, MI

500 West Collins Avenue                             $6,400,000
Orange, CA

3810 Bakerview Spur                                 $2,100,000
Bellingham, WA

7021 Gregdale                                       $  600,000
Houston, TX

                                                    $  325,000

----------
Holmes, PA

                                   SCHEDULE 4

                                 UCC LIEN SEARCH

                                   SCHEDULE 5

                                    VEHICLES

                                   SCHEDULE 6

                                 VEHICLE TITLES

                                   SCHEDULE 7

                             EXISTENCE AND STANDING

                                   SCHEDULE 8

                             DISSOLVING SUBSIDIARIES

                                   SCHEDULE 9

                                   LITIGATION

-------------------------------------------------------------------------------------------------------------------
 Matrix Service                                                  Title of                           Anticipated
   Location                 Plaintiff         Defendant           Action             Venue           Cost/Value
-------------------------------------------------------------------------------------------------------------------
East Coast              Matrix Service      Artic Slope      Matrix v. Artic    California        $293K (owed to
                        Mid-Continent,      Construction     Slope              State Court       Matrix)
                        Inc.                                 Construction
-------------------------------------------------------------------------------------------------------------------
Plant Services          Matrix Service,     Tosco            Matrix v. Tosco    California        $800K (owed to
                        Inc.                Refining         Refining Company   State Court       Matrix)
                                            Company
-------------------------------------------------------------------------------------------------------------------
Construction Services   Plains Resources    Matrix           Plains             Claim only - No   $390K (Insured
                                            Service, Inc.    Resources v.       litigation        claim with $50K
                                                             Matrix                               Deductible)
-------------------------------------------------------------------------------------------------------------------
Corporate               Zurich              Matrix           Zurich v. Matrix   Federal (Okla.)   $194K (insured
                                            Service, Inc.                                         claim with $50K
                                                                                                  Deductible)
-------------------------------------------------------------------------------------------------------------------
Construction Services   Industra / Matrix   Pope & Talbot    Industra /         Oregon State      $2.3 Million
                        JV                                   Matrix Joint       Court
                                                             Venture v. Pope
                                                             & Talbot
-------------------------------------------------------------------------------------------------------------------
Tank Construction       Johnny Ryder        Matrix           Johnny Ryder       Texas State       no more than
                                            Service, Inc.    vs. BVZ JV,        Court             $100K (Zurich
                                                             Zachary                              provides
                                                             Construction                         indemnity to
                                                             Tenaska & Matrix                     MTRX but does
                                                                                                  not provide
                                                                                                  indemnity to
                                                                                                  our customer -
                                                                                                  BVZ J.V.)
-------------------------------------------------------------------------------------------------------------------
Houston                 Matrix Service,     Tecon            Matrix v. Tecon    Texas State       $300K (owed to
                        Inc.                Services, Inc.   Services,          Court             Matrix)
                                                             Inc.(Teppco)
-------------------------------------------------------------------------------------------------------------------
Houston                 Michael             Matrix           Michael            Texas             $50K deductible
                        Schuenemann         Service, Inc.    Schuenemann v.                       (maximum- If
                                                             Teppco Crude                         MTRX is
                                                             Pipeline and                         indemnified =
                                                             Matrix Service,                      $0)
                                                             Inc.
-------------------------------------------------------------------------------------------------------------------
Houston                 Matrix Service,     Evanston         Matrix v.          Texas State       $0(same amount
                        Inc.                Insurance        Evanston           Court             in Michael
                                            Company          Insurance                            Schuenemann v.
                                            (Teppco)         Company (Teppco)                     Teppco )
-------------------------------------------------------------------------------------------------------------------
Houston                 Penny Edwards       Shell Pipeline   Penny Edwards      Texas             $50K deductible
                                                             v. Shell                             (max)
                                                             Pipeline
                                                             (Action over)
-------------------------------------------------------------------------------------------------------------------
Corporate               Matrix Service      Mutual Risk      Matrix v.          Tulsa County,     $0
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                             Mutual Risk et     OK
                        Company             Management       al.
-------------------------------------------------------------------------------------------------------------------
Construction Services   Brett Ayers         Matrix           Brett Ayers v.     Washington        $25K
                                            Service, Inc.    Matrix             State Court
-------------------------------------------------------------------------------------------------------------------
Construction Services   Gary West           Matrix           West v. Colt       Washington        $5K
                                            Service, Inc.    Matrix             State Court
-------------------------------------------------------------------------------------------------------------------
The Hake Group          Barbosa             Hake, Bogan,     Barbosa v.         Pennsylvania      $5k deductible
                                            H.SI, MCI,                          State Court
                                            MAC.
-------------------------------------------------------------------------------------------------------------------
The Hake Group          Stepp               Hake, Bogan,     Stepp              Pennsylvania      $5k deductible
                                            H.SI, MCI,                          State Court
                                            MAC.
-------------------------------------------------------------------------------------------------------------------
Construction Services   Matrix Service,     AIG              Matrix v. AIG      Tulsa County,     Threatened
                        Inc.                                 (Plains            OK ?              litigation
                                                             Resources claim)                     ($390K Plains
                                                                                                  Resources claim)
-------------------------------------------------------------------------------------------------------------------
Construction Services   Matrix Service,     CUIC             Matrix v. CUIC     Tulsa County,     Threatened
                        Inc.                                 (Plains            OK ?              litigation
                                                             Resources claim)                     ($390K Plains
                                                                                                  Resources claim)
-------------------------------------------------------------------------------------------------------------------
Construction Services   Matrix Service,     Legion           Matrix v.          Tulsa County,     Threatened
                        Inc.                                 Legion [GL]        OK ?              litigation
                                                             (Plains                              ($390K Plains
                                                             Resources claim)                     Resources claim)
-------------------------------------------------------------------------------------------------------------------
Construction Services   Matrix Service,     Guthrie          Matrix v.          Tulsa County,     Threatened
                        Inc.                Coatings         Guthrie            OK  ?              litigation
                                                             Coatings                             ($390K Plains
                                                             (Plains                              Resources claim)
                                                             Resources claim)
-------------------------------------------------------------------------------------------------------------------
Corporate               Matrix Service      Air Products,    Matrix v. Air      Tulsa County,     Threatened
                        Company             Inc.             Products &         OK ?              litigation
                                                             Solkatronics                         (same as Port
                                                                                                  claim)
-------------------------------------------------------------------------------------------------------------------
Corporate               Matrix Service      Port of          Matrix v. Port     Tulsa County,     Threatened
                        Company             Catoosa          of Catoosa         OK ?              litigation -
                                                                                                  $955K owed to
                                                                                                  Matrix
-------------------------------------------------------------------------------------------------------------------
Orange                  BP Western          Matrix           BP Western         California        Threatened
                        Refining            Service, Inc.    Refining vs        State Court or    litigation -
                                                             Matrix             Federal Court?    unknown value
-------------------------------------------------------------------------------------------------------------------
Orange                  Matrix Service,     BP Western       Matrix v. BP       California        Threatened
                        Inc.                Refining         Western Refining   State Court or    litigation -
                                                                                Federal Court?    unknown value
-------------------------------------------------------------------------------------------------------------------
Discontinued (SLT)      Valencia Water      SLT & WCIC       Valencia Water     California        Threatened
                        District v. SLT     (Matrix          District v. SLT    State Court       litigation -
                        (Matrix)            Service, Inc.)   (Matrix)                             $50K deductible
-------------------------------------------------------------------------------------------------------------------
Michigan                Matrix Service      Fluor Daniel     Matrix             New York law      Threatened
                        Mid-Continent,      (Newton, NH)     Service Mid-       governs           litigation,
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                        Inc.                                 Continent,         contract          $426K owed
                                                             Inc. v. Fluor                        Matrix
                                                             Daniel
-------------------------------------------------------------------------------------------------------------------
Michigan                Matrix Service      GE (Ragnar       Matrix Service     Alt. Dispute      Threatened
                        Mid-Continent,      Benson-          Mid-Continent,     Resolution        litigation
                        Inc.                Shelocta, PA)    Inc. v. GE         Process           $643K owed to
                                                                                (contractual)     Matrix
-------------------------------------------------------------------------------------------------------------------
Michigan                Matrix Service      NEPCO (Enron)    Matrix Service     IL Bankruptcy     Threatened
                        Mid-Continent,                       Mid-Continent,     Court             litigation
                        Inc.                                 Inc. v. NEPCO                        $121K owed to
                                                                                                  Matrix ($18K
                                                                                                  forthcoming by
                                                                                                  March 7, 2003)
-------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 10

                       SUBSIDIARIES AND OTHER INVESTMENTS
                                (See Section 5.8)

                                               STATE OF            OWNERSHIP
           SUBSIDIARY                 INCORPORATION/ORGANIZATION   PERCENTAGE
           ----------                 --------------------------   ----------
Matrix Service Inc.                            Oklahoma               100%
Matrix Service Mid-Continent, Inc.             Oklahoma               100%
Matrix Service, Inc. Canada                 Ontario, Canada           100%
Hake Acquisition Corp.                         Delaware               100%
Hake Group, Inc.                               Delaware               100%
Bogan, Inc. (including Fiberspec, a          Pennsylvania             100%
division)
Frank W. Hake, Inc.                          Pennsylvania             100%
Hover Systems, Inc.                          Pennsylvania             100%
I & S, Inc.                                  Pennsylvania             100%
McBish Management, Inc.                      Pennsylvania             100%
Mechanical Construction, Inc.                  Delaware               100%
Mid-Atlantic Constructors, Inc.              Pennsylvania             100%
Talbot Realty, Inc.                          Pennsylvania             100%
Bish Investments, Inc.                         Delaware               100%
I & S Joint Venture, L.L.C.                  Pennsylvania             100%

                                   SCHEDULE 11

                            ENVIRONMENTAL DISCLOSURES
                               (See Section 5.16)

     Matrix is a participant in certain environmental activities in various stages involving assessment studies, cleanup operations and/or remedial processes.

     In connection with the Company's sale of Brown and affiliated entities in 1999, an environmental assessment was conducted at Brown's Newnan, Georgia facilities. The assessment turned up a number of deficiencies relating to storm water permitting, air permitting and waste handling and disposal. An inspection of the facilities also showed friable asbestos that needed to be removed. In addition, Phase II soil testing indicated a number of volatile organic compounds, semi-volatile organic compounds and metals above the state of Georgia notification limits. Ground water testing also indicated a number of contaminants above the State of Georgia notification limits.

     Appropriate State of Georgia agencies have been notified of the findings and corrective and remedial actions have been completed, are currently underway, or plans for such actions have been submitted to the State of Georgia for approval on the remaining property. The current estimated total cost for cleanup and remediation is $2,100,000, $100,000 of which remains accrued at May 31, 2002. Additional testing, however, could result in greater costs for cleanup and remediation than is currently accrued.

     Matrix closed or sold the business operations of its San Luis Tank Piping Construction Company, Inc. and West Coast Industrial Coatings, Inc. subsidiaries, which are located in California. Although Matrix does not own the land or building, it would be liable for any environmental exposure while operating at the facility, a period from June 1, 1991 to the present. At the present time, the environmental liability that could result from the testing is unknown, however, Matrix has purchased a pollution liability insurance policy with $5,000,000 of coverage for all operations.

                                   SCHEDULE 12

                          PAYMENT AND PERFORMANCE BONDS
                               (See Section 5.23)

                                   SCHEDULE 13

                                  INDEBTEDNESS
                             (See Section 6.11(ii))

1.   The Term Loan

2.   The Revolving Loan

3.   The Hake Group Acquisition carry-back financing not to exceed $10,000,000

                                   SCHEDULE 14

                    HAKE GROUP HISTORICAL EBITDA CALCULATIONS

"AMRR" means, for the purposes of calculating Consolidated EBITDA, the average monthly run rate for the Hake Group, equaling the six (6) month period ending December 31, 2002 plus the two (2) month period ending February 28, 2003, divided by eight (8).

EBITDA for the Hake Group shall be determined for the periods described below as follows:

1. For the period ending May 31, 2003, AMRR times nine (9), plus the three (3) month EBITDA calculation from February 28, 2003 to May 31, 2003.

2. For the period ending August 31, 2003, AMRR times six (6), plus the six (6) month EBITDA calculation from February 23, 2003 to August 31, 2003.

3. For the period ending November 30, 2003, AMRR times three (3), plus the nine
(9) month EBITDA calculation from February 28, 2003 to November 30, 2003.

Commencing with the February 28, 2004 calculations, AMRR shall be disregarded.

                                   SCHEDULE 15

                                 SALE PROPERTIES

Matrix Service, Inc.
10701 E. Ute Street
Tulsa, OK 74116

Matrix Service Company
4300 E. 36th Street North
Tulsa, OK 74115

Matrix Service, Inc.
Pine & 143rd E. Avenue
Tulsa, Oklahoma

Matrix Service Company
1045 Keystone Avenue
Catoosa, OK 74015

                                   SCHEDULE 16

                                OPERATING LEASES

            (limited to annual rental payments of $50,000 or greater)

Hake Group
Required Minimum Lease Arrangements as February 21st 2003

Payee                Description       Location   Serial # / Identifier   Plate/Tag #
----------           -----------       --------   ---------------------   -----------
Enterprise             Vehicle           Hake             224648          PA DRK4416
Enterprise             Vehicle           Hake             312124          PA DXN1388
Enterprise             Vehicle           Hake             181250          PA DRM3451
Enterprise             Vehicle           Hake             182218          PA DRM3452
Enterprise             Vehicle           Hake             C84623          PA YCG2872
Enterprise             Vehicle           Hake             C84624          PA YCG2878
Enterprise             Vehicle           Hake             C84625          PA YCG2875
Enterprise             Vehicle           Hake             B04732          PA YDZ1901
Enterprise             Vehicle           Hake             A27137          PA YBJ5143
Enterprise             Vehicle           Hake             B70159          PA YDF1829
Enterprise             Vehicle           Hake             C09342          PA YDF1854
Enterprise             Vehicle           Hake             C09341          PA YDF1855
Enterprise             Vehicle           Hake             D78554          PA YFE9058
Enterprise             Vehicle           Hake             D78557          PA YFE9052
Enterprise             Vehicle           Hake             B61024          PA YLE7144
Enterprise             Vehicle           Hake             B65469          PA YBN1460
Enterprise             Vehicle           Hake             A26487          PA YDK4013
Enterprise             Vehicle           Hake             A26488          PA VDK4014
Enterprise             Vehicle           Hake             A26486          PA YCG2888
Enterprise             Vehicle           Hake             C63746          PA YBV9959
Enterprise             Vehicle           Hake             D78558          PA VFE9067
Enterprise             Vehicle           Hake             111060          PA EJF9272
Enterprise             Vehicle           Hake             103317          PA DNF4910
Enterprise             Vehicle           Hake             215691          PA DTM9050
Enterprise             Vehicle           Hake             146286          PA
Enterprise             Vehicle           Hake             109116          PA
Enterprise             Vehicle           Hake             C67035          PA YCG2892
Enterprise             Vehicle           Hake             B52383          PA YHR7687
Enterprise             Vehicle           Hake             A27140          PA YBJ5146
Enterprise             Vehicle           Hake             A27141          PA YBJ5147
Enterprise             Vehicle           Hake             A27142          PA YBJ5149
Enterprise             Vehicle           Hake             B02837          PA YFH0247
Enterprise             Vehicle           Hake             A09900          PA YDF1870
Enterprise             Vehicle           Hake             B74448          PA YFE9041
Enterprise             Vehicle           Hake             B74447          PA YFE9040
Enterprise             Vehicle           Hake             D65192          PA YFE9039
Enterprise             Vehicle           Hake             D65191          PA YFE9038

Enterprise             Vehicle           Hake             D78555          PA YFE9059
Enterprise             Vehicle           Hake             D78556          PA YFE9051
Enterprise             Vehicle           Hake             B83002          PA YJY2804
Enterprise             Vehicle           Hake             B83001          PA YJY2802
Enterprise             Vehicle           Hake             C79057          PA YJY2861
Enterprise             Vehicle           Hake             C79055          PA YJY2863
Enterprise             Vehicle           Hake             C79056          PA YJY2862
Enterprise             Vehicle           Hake             B96200          PA YFX4245
Enterprise             Vehicle           Hake             B99887          PA YFX4237
Enterprise             Vehicle           Hake             E64842          PA YDK4228
Enterprise             Vehicle           Hake             B31156          PA
Enterprise             Vehicle           Hake             B31155          PA
Enterprise             Vehicle           Hake             E19003          PA YFH0220
Enterprise             Vehicle           Hake             E19004          PA YFH0219
Enterprise             Vehicle           Hake             C16457          PA YDF1878
Enterprise             Vehicle           Hake             C79058          PA YJY2944
Enterprise             Vehicle           Hake             284274          PA DXN1238
Enterprise             Vehicle           Hake             B89515          PA EDE2891
Enterprise             Vehicle           Hake             316587          PA DFB6764
Enterprise             Vehicle           Hake             183997          PA DRM3460
Enterprise             Vehicle           Hake             640840          PA DXJ4413
Enterprise             Vehicle           Hake             249692          PA DNH3941
Enterprise             Vehicle           Hake             719121          PA EDR9054
Enterprise             Vehicle           Hake             365248          PA EPP7798
Enterprise             Vehicle           Hake             176396          PA EZH5997
Enterprise             Vehicle           Hake             A37802          PA DNF4919
Enterprise             Vehicle           Hake             147284          PA
Enterprise             Vehicle           Hake             116882          PA
Enterprise             Vehicle           Hake             189588          PA
Enterprise             Vehicle           Hake             B99745          PA YJY2839
Enterprise             Vehicle           Hake             142781          PA YDL1101
Enterprise             Vehicle           Hake             114934          PA YBN1459
Enterprise             Vehicle           Hake             255616          PA DZG0814
Enterprise             Vehicle           Hake             213376          PA DRK4414
Enterprise             Vehicle           Hake             283462          PA DXN1239
Enterprise             Vehicle           Hake             180250          PA DYL6033
Enterprise             Vehicle           Hake             263497          PA DZG9057
Enterprise             Vehicle           Hake             181544          PA EKV6605
Enterprise             Vehicle           Hake             308201          PA EPL0849
Enterprise             Vehicle           Hake             195610          PA EPP8488
Enterprise             Vehicle           Hake             104750          PA DZG1603
Enterprise             Vehicle           Hake             104940          PA DZG1601
Enterprise             Vehicle           Hake             553391          PA
Enterprise             Vehicle           Hake             146160          PA
Enterprise             Vehicle           Hake             C84622          PA YCG2871
Enterprise             Vehicle           Hake             C84621          PA YCG2870
Enterprise             Vehicle           Hake             D85634          PA YHR7743
Enterprise             Vehicle           Hake             A27138          PA YBJ5144
Enterprise             Vehicle           Hake             A27144          PA YBJ5151

Enterprise             Vehicle           Hake             A27145          PA YBJ5152
Enterprise             Vehicle           Hake             A16234          PA YBJ5240
Enterprise             Vehicle           Hake             A16231          PA YBJ5239
Enterprise             Vehicle           Hake             A55171          PA YFE8929
Enterprise             Vehicle           Hake             A55172          PA YFE8917
Enterprise             Vehicle           Hake             B74757          PA YFE9073
Enterprise             Vehicle           Hake             B74756          PA YFE9068
Enterprise             Vehicle           Hake             B74755          PA YFE9069
Enterprise             Vehicle           Hake             B74754          PA YFE9070
Enterprise             Vehicle           Hake             B74753          PA YFE9072
Enterprise             Vehicle           Hake             B74752          PA YFE9071
Enterprise             Vehicle           Hake             B39079          PA YJY2852
Enterprise             Vehicle           Hake             A57047          PA
Enterprise             Vehicle           Hake             A57046          PA
Enterprise             Vehicle           Hake             B39080          PA YJY2850
Enterprise             Vehicle           Hake             B92687          PA YLN9037
Enterprise             Vehicle           Hake             B92688          PA YLN9038
Enterprise             Vehicle           Hake             B62767          PA YDK4133
Enterprise             Vehicle           Hake             B62768          PA YDK4134
Enterprise             Vehicle           Hake             B24415          PA YJY2845
Enterprise             Vehicle           Hake             B24416          PA YJY2844
Enterprise             Vehicle           Hake             A77354          PA
Enterprise             Vehicle           Hake             C84627          PA YCG2875
Enterprise             Vehicle           Hake             A69227          PPA YBG1229
Enterprise             Vehicle           Hake             158907          PA YBG1224
Enterprise             Vehicle           Hake             156528          PA YBG1225
Enterprise             Vehicle           Hake             A56609          PA YHF8687
Enterprise             Vehicle           Hake             A90626          PA YDF1871
Enterprise             Vehicle           Hake             A88770          PA YFE8952
Enterprise             Vehicle           Hake             A26620          PA YFE8950
Enterprise             Vehicle           Hake             A26618          PA YFE8951
Enterprise             Vehicle           Hake             186450          PA YFH3327
Enterprise             Vehicle           Hake             186601          PA YFH0225
Enterprise             Vehicle           Hake             185238          PA DNF4905
Enterprise             Vehicle           Hake             306132          PA DXN1366
Enterprise             Vehicle           Hake             120719          PA
Enterprise             Vehicle           Hake             C84626          PA YCG2874
Enterprise             Vehicle           Hake             A27143          PA YBJ5150
Enterprise             Vehicle           Hake             B39320          PA YDF0951
Enterprise             Vehicle           Hake             C09343          PA YFX4186
Enterprise             Vehicle           Hake             B83004          PA YJY2803
Enterprise             Vehicle           Hake             B83005          PA YJY2806
Enterprise             Vehicle           Hake             B83003          PA YJY2805
Enterprise             Vehicle           Hake             E64839          PA YFH0238
Enterprise             Vehicle           Hake             B56842          PA YJY2807
Enterprise             Vehicle           Hake             309740          PA DXN1389
Enterprise             Vehicle           Hake             517113          PA DFR6583
Enterprise             Vehicle           Hake             265873          PA DTMB997
Enterprise             Vehicle           Hake             255718          PA DYJ0693

Enterprise             Vehicle           Hake             102627          PA ECT0352
Enterprise             Vehicle           Hake             147422          PA
Enterprise             Vehicle           Hake             148471          PA
Enterprise             Vehicle           Hake             A19692          PA VFX4243
Enterprise             Vehicle           Hake             A08721          TN P173475
Enterprise             Vehicle           Hake             C84619          PA VCG2877
Enterprise             Vehicle           Hake             C84618          PA VDT1834
Enterprise             Vehicle           Hake             C84620          PA VCG2876
Enterprise             Vehicle           Hake             D85633          PA YHR7745
Enterprise             Vehicle           Hake             D85635          PA VHR7746
Enterprise             Vehicle           Hake             A27139          PA VBJ5145
Enterprise             Vehicle           Hake             B70160          PA VDF1830
Enterprise             Vehicle           Hake             B70161          PA VDF1828
Enterprise             Vehicle           Hake             A88681          PA VDF1800
Enterprise             Vehicle           Hake             D49852          PA YFE9024
Enterprise             Vehicle           Hake             A09135          PA YLN9041
Enterprise             Vehicle           Hake             A49905          PA
Enterprise             Vehicle           Hake             152884          PA YJY3611
Enterprise             Vehicle           Hake             C21901          PA VCA3584
Enterprise             Vehicle           Hake             D31915          PA YBG1228
Enterprise             Vehicle           Hake             E64840          PA YFH0237
Enterprise             Vehicle           Hake             B30389          PA
Enterprise             Vehicle           Hake             B30390          PA
Enterprise             Vehicle           Hake             B30391          PA
Enterprise             Vehicle           Hake             A77355          PA
Enterprise             Vehicle           Hake             B31300          PA
Enterprise             Vehicle           Hake             B31299          PA
Enterprise             Vehicle           Hake             B58894          PA VHR7744

Trailer Leases         Trailer           Hake             351072
Trailer Leases         Trailer           Hake             331033
Trailer Leases         Trailer           Hake             331032
Trailer Leases         Trailer           Hake             337000
Trailer Leases         Trailer           Hake             Q52079
Trailer Leases         Trailer           Hake             N50198
Trailer Leases         Trailer           Hake             N50197
Trailer Leases         Trailer           Hake             N50194
Trailer Leases         Trailer           Hake             N50195
Trailer Leases         Trailer           Hake             N50196
Trailer Leases         Trailer           Hake             N50191
Trailer Leases         Trailer           Hake             N50192
Trailer Leases         Trailer           Hake             N50193
Trailer Leases         Trailer           Hake             N50199
Trailer Leases         Trailer           Hake             N50200
Trailer Leases         Trailer           Hake             M50017
Trailer Leases         Trailer           Hake             331023
Trailer Leases         Trailer           Hake             351052

Tractor Lease          Tractor           Hake             218759
Tractor Lease          Tractor           Hake             218762
Tractor Lease          Tractor           Hake             218763
Tractor Lease          Tractor           Hake             218764
Tractor Lease          Tractor           Hake             218767
Tractor Lease          Tractor           Hake             218768

Building Lease (After closing will be at FMV)

Cannon Copier          Copier            Hake             NP6221          Eddystone
Cannon Copier          Copier            Hake             NP6085          Eddystone
Cannon Copier          Copier            Hake             NP6221          Holmes
Cannon Copier          Copier            Hake              GP200          Eddystone
Cannon Copier          Copier            Hake              GP200          Eddystone
Cannon Copier          Copier            Hake             NP6300          Chester
Cannon Copier          Copier            Hake             IR400S          Eddystone
Cannon Fax             Fax               Hake             LC2060          Chester
Cannon Fax             Fax               Hake             LC3170          Eddystone
Cannon Fax             Fax               Hake             LC3170
Cannon Fax             Fax               Hake             LC2060          Holmes
PB - Postage Meter     Postage Meter     Hake               F9M0          Eddystone
Sharp Copier           Copier            Hake              AR650          Eddystone
Sharp Copier           Copier            Hake              AR407          Eddystone
Sharp Copier           Copier            Hake              AR407          Eddystone
Xerox Fax              Fax               Hake                685          Eddystone

Enterprise             Vehicle           Hake             JL1736
Enterprise             Vehicle           Hake             JL1737
Enterprise             Vehicle           Hake             JL1735
Enterprise             Vehicle           Hake             JL1734
Enterprise             Vehicle           Hake             JL1701
Enterprise             Vehicle           Hake             KL1700
Enterprise             Vehicle           Hake             JL1723
Enterprise             Vehicle           Hake             JL1892
Enterprise             Vehicle           Hake             JL1699
Enterprise             Vehicle           Hake             JL1751
Enterprise             Vehicle           Hake             JL1733
Enterprise             Vehicle           Hake             JL1732
Enterprise             Vehicle           Hake             JL1714
Enterprise             Vehicle           Hake             JL1891
Enterprise             Vehicle           Hake             JL1707
Enterprise             Vehicle           Hake             JL1706
Enterprise             Vehicle           Hake             JL1705
Enterprise             Vehicle           Hake             JL1708
Enterprise             Vehicle           Hake             JL1702
Enterprise             Vehicle           Hake             JL1715
Enterprise             Vehicle           Hake             JL1704

Enterprise             Vehicle           Hake             JL1703

Matrix

                         1997 Dodge Ram 1500
Chrysler Financial       PU                   Orange            1B7HC16Z0VS103470
                         1997 Dodge Ram 1500
Chrysler Financial       PU                   Orange            1B7HC16Y7VJ526446
                         1997 Dodge Ram 1500
Chrysler Financial       PU                   Orange            1B7HC16Y2VJ526449
                         1997 Dodge Ram 1500
Chrysler Financial       PU                   Orange            1B7HC16Y9VJ540140
                         1997 Plymouth Voyager
Chrysler Financial       SE                   Orange            2P4GP453XVR304630
Tennant Financial
Services                 Sweeper              Orange                 65006590
Pitney Bowes             Postage Meter        Orange              B900/E210/N500
                         Mita Copiers                                37000231 /
Kyocera Mita Financial   (6060/4040/4090)     Orange            37009460/37007459
Mita Financial           Mita Copier (3010)   Baypoint
Pitney Bowes Credit
Corporation              Postage Meter        Ati - Bethlehem         SPZL
Kyocera Mita Financial
Services                 Mita Copiers (4)     Bellingham
Pitney Bowes Credit
Corporation              Postage Meter        Bellingham        33684/8320057/14539
William Scottsman Inc.   1 x 11 Modular       Bellingham
Pitney Bowes Credit
Corporation              Postage Meter        EC
William Scottsman Inc.   32x8 Stor-A-Van      EC
Pitney Bowes Credit
Corporation              Postage Meter        EC - Delaware
Fidelity Leasing         Mita Copier (3245)   EC - Bristol          9870484
Fidelity Leasing         Mita Copier (3245)   EC - Delaware       2B19870283
William Scottsman Inc.   36 x 8               Fab                  ELD06702
                         Sharp 405
New Court Financial      Copier/Finisher      Michigan
US Bancorp Office
Equip                    Minolta D6420 Copier Michigan
Panasonic Credit
Company                  Panasonic Fax MachineMSC - HR             1981001124
Panasonic Credit
Company                  Panasonic Fax MachineMSC - Risk           10005000006
                         60 X 48 Modular      Product Div       IMC98355/SMI32139/S
William Scottsman Inc.   Offices              (Eng)             MI32140/SMI32149
                                              Tank
Pitney Bowes             Postage Meter        Construction
                         4 Copiers/3 Fax                        Various--See Lease
Kyocera Mita Financial   Machines             MSC-Corp              Agreement

Other

                                               Baypoint
Hugh Gregg                    Building         Tulsa Region
3800 St. Investment
Company                       Building         EC-Del
HLH Properties #3810                           0Ati - Bethlehem
Liberty Property Trust
#2156                                          0Fab
Port of Catoosa               Land             Corporate
Port of Catoosa               Land             EC - Bristol
STD Assoc #2164               Property         Salt Lake City
Century East Business
Center LLC                    Property         St. Louis
Larry R. Manns                Property

Property Lease                                 SLT/WCIC

MatrixTotal

                                               Rental
                                               Expense not
                           1995 Ford F250      considered
Emkay                      SuperCab PU         Leases        1FTHX25F65KB65355
                           Mita Copiers - 13
Mita Financial             (5050/6500)         Baypoint      37004437/37002298
                           Mita Copiers - 13
Mita Financial             (5050/6500)         MSC           37004437/37002298
Pitney Bowes Credit
Corporation                Postage Meter       MSC
William Scottsman Inc.     60 X 12             Houston
                                               Fab

GRAND TOTAL